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                                                                   EXHIBIT 10.9


                       LOAN FROM SILICON VALLEY BANK TO

                                THE COMPANY

                           DATED AUGUST 22, 2000


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SILICON VALLEY BANK

                         LOAN AND SECURITY AGREEMENT

BORROWER:         ADEXA, INC.
ADDRESS:          5933 W. CENTURY BLVD.
                  SUITE 1220
                  LOS ANGELES, CA  90045

DATE:             AUGUST 22, 2000

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK, COMMERCIAL FINANCE DIVISION ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower(s) named above (jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Agreement (the "Schedule") shall for all purposes be deemed to be a part of this Agreement, and the same is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)

1.   LOANS.

   1.1 LOANS. Silicon will make loans to Borrower (the "Loans"), in amounts determined by Silicon in its sole discretion, up to the amounts (the "Credit Limit") shown on the Schedule, provided no Default or Event of Default has occurred and is continuing, and subject to deduction of any Reserves for accrued interest and such other Reserves as Silicon deems proper from time to time.

   1.2 INTEREST. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement. Interest shall be payable monthly, on the last day of the month. Interest may, in Silicon's discretion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Loans. Silicon may, in its discretion, charge interest to Borrower's Deposit Accounts maintained with Silicon. Regardless of the amount of Obligations that may be outstanding from time to time, Borrower shall pay Silicon minimum monthly interest during the term of this Agreement in the amount set forth on the Schedule (the "Minimum Monthly Interest").

   1.3 OVERADVANCES. If at any time or for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit (an "Overadvance"), Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand. Without limiting Borrower's obligation to repay to Silicon on demand the amount of any Overadvance, Borrower agrees to pay Silicon interest on the outstanding amount of any Overadvance, on demand, at a rate equal to the interest rate which would otherwise be applicable to the Overadvance, plus an additional 2% per annum.

   1.4 FEES. Borrower shall pay Silicon the fee(s) shown on the Schedule, which are in addition to all interest and other sums payable to Silicon and are not refundable.

   1.5 LETTERS OF CREDIT. At the request of Borrower, Silicon may, in its sole discretion, issue or arrange for the issuance of letters of credit for the account of Borrower, in each case in form and substance satisfactory to Silicon in its sole discretion (collectively, "Letters of Credit"). The aggregate face amount of all outstanding Letters of Credit from time to time shall not exceed the amount shown on the Schedule (the "Letter of Credit Sublimit"), and shall be reserved against Loans which would otherwise be available hereunder. Borrower shall pay all bank charges (including charges of Silicon) for the issuance of Letters of Credit, together with such additional fee as Silicon's letter of credit department shall charge in connection with the issuance of the Letters of Credit. Any payment by Silicon under or in connection with a Letter of Credit shall constitute a Loan hereunder on the date such payment is made. Each Letter of Credit shall have an expiry date no later than thirty days prior to the Maturity Date. Borrower hereby agrees to indemnify, save, and hold Silicon harmless from any loss, cost, expense, or liability, including payments made by Silicon, expenses, and reasonable attorneys' fees incurred by Silicon arising out of or in connection with any Letters of Credit. Borrower agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit


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guarantied by Silicon and opened for Borrower's account or by Silicon's interpretations of any Letter of Credit issued by Silicon for Borrower's account, and Borrower understands and agrees that Silicon shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto. Borrower understands that Letters of Credit may require Silicon to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify and hold Silicon harmless with respect to any loss, cost, expense, or liability incurred by Silicon under any Letter of Credit as a result of Silicon's indemnification of any such issuing bank. The provisions of this Loan Agreement, as it pertains to Letters of Credit, and any other present or future documents or agreements between Borrower and Silicon relating to Letters of Credit are cumulative.*

   *1.6 CASH MANAGEMENT SERVICES AND RESERVES. Borrower may use up to $20,000 of Loans available hereunder for Silicon's Cash Management Services (as defined below), including, merchant services, business credit card, ACH and other services identified in the cash management services agreement related to such service (the "Cash Management Services"). Silicon may, in its sole discretion, reserve against Loans which would otherwise be available hereunder such sums as Silicon shall determine in connection with the Cash Management Services, and Silicon may charge to Borrower's Loan account, any amounts that may become due or owing to Silicon in connection with the Cash Management Services. Borrower agrees to execute and deliver to Silicon all standard form applications and agreements of Silicon in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Cash Management Services. The Cash Management Services shall terminate on the Maturity Date.

2.  SECURITY INTEREST.

   2.1 SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to Silicon a security interest in all of Borrower's interest in the following, whether now owned or hereafter acquired, and wherever located: All Inventory, Equipment, Receivables, and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, and all money, and all property now or at any time in the future in Silicon's possession (including claims and credit balances), and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products and all books and records related to any of the foregoing (all of the foregoing, together with all other property in which Silicon may now or in the future be granted a lien or security interest, is referred to herein, collectively, as the "Collateral").

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

   In order to induce Silicon to enter into this Agreement and to make Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

   3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower, if a corporation, is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Borrower. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), and (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Borrower or its property.

   3.2 NAME; TRADE NAMES AND STYLES. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give Silicon 30 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

   3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Silicon at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule.

   3.4 TITLE TO COLLATERAL; PERMITTED LIENS. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. Silicon now has, and will continue to have, a first-priority perfected and


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enforceable security interest in all of the Collateral, subject only to the
Permitted Liens, and Borrower will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by Silicon, use its best efforts to cause such third party to execute and deliver to Silicon, in form acceptable to Silicon, such waivers and subordinations as Silicon shall specify, so as to ensure that Silicon's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

   3.5 MAINTENANCE OF COLLATERAL. Borrower will maintain the Collateral in good working condition, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

   3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

   3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Silicon and the date hereof, there has been no material adverse change in the financial condition or business of Borrower. Borrower is now and will continue to be solvent.

   3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency. Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower.

   3.9 COMPLIANCE WITH LAW. Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to Borrower, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and all environmental matters.

   3.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened by or against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any single claim of $50,000 or more, or involving $100,000 or more in the aggregate.

   3.11 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes. Borrower is not purchasing or carrying any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock."

4.  RECEIVABLES.

   4.1 REPRESENTATIONS RELATING TO RECEIVABLES. Borrower represents and warrants to Silicon as follows: Each Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made,
(i) represent an undisputed bona fide existing unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services in the ordinary course of


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Borrower's business, and (ii) meet the Minimum Eligibility Requirements set forth in Section 8 below.

     4.2 REPRESENTATIONS RELATING TO DOCUMENTS AND LEGAL COMPLIANCE. Borrower represents and warrants to Silicon as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower's books and records are and shall be genuine and in all respects what they purport to be, and all signatories and endorsers have the capacity to contract. All sales and other transactions underlying or giving rise to each Receivable shall fully comply with all applicable laws and governmental rules and regulations. All signatures and endorsements on all documents, instruments, and agreements relating to all Receivables are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

     4.3 SCHEDULES AND DOCUMENTS RELATING TO RECEIVABLES. Borrower shall deliver to Silicon transaction reports and loan requests, schedules and assignments of all Receivables, and schedules of collections, all on Silicon's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit Silicon's security interest and other rights in all of Borrower's Receivables, nor shall Silicon's failure to advance or lend against a specific Receivable affect or limit Silicon's security interest and other rights therein. Loan requests received after 12:00 Noon will not be considered by Silicon until the next Business Day. Together with each such schedule and assignment, or later if requested by Silicon, Borrower shall furnish Silicon with copies (or, at Silicon's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Receivables, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to Silicon an aged accounts receivable trial balance in such form and at such intervals as Silicon shall request. In addition, Borrower shall deliver to Silicon the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Receivables, immediately upon receipt thereof and in the same form as received, with all necessary indorsements, all of which shall be with recourse. Borrower shall also provide Silicon with copies of all credit memos within two days after the date issued.

     4.4 COLLECTION OF RECEIVABLES. Borrower shall have the right to collect all Receivables, unless and until a Default or an Event of Default has occurred. Borrower shall hold all payments on, and proceeds of, Receivables in trust for Silicon, and Borrower shall immediately deliver all such payments and proceeds to Silicon in their original form, duly endorsed in blank, to be applied to the Obligations in such order as Silicon shall determine. Silicon may, in its discretion, require that all proceeds of Collateral be deposited by Borrower into a lockbox account, or such other "blocked account" as Silicon may specify, pursuant to a blocked account agreement in such form as Silicon may specify. Silicon or its designee may, at any time, notify Account Debtors that the Receivables have been assigned to Silicon.

   4.5. REMITTANCE OF PROCEEDS. All proceeds arising from the disposition of any Collateral shall be delivered, in kind, by Borrower to Silicon in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as Silicon shall determine; provided that, if no Default or Event of Default has occurred, Borrower shall not be obligated to remit to Silicon the proceeds of the sale of worn out or obsolete equipment disposed of by Borrower in good faith in an arm's length transaction for an aggregate purchase price of $25,000 or less (for all such transactions in any fiscal year). Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Silicon. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

   4.6 DISPUTES. Borrower shall notify Silicon promptly of all disputes or claims relating to Receivables. Borrower shall not forgive (completely or partially), compromise or settle any Receivable for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that: (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to Silicon on the regular reports provided to Silicon; (ii) no Default or Event of Default has occurred and is continuing; and (iii) taking into account all such discounts settlements and forgiveness, the total outstanding Loans will not exceed the Credit Limit. Silicon may, at any time after the occurrence of an Event of Default, settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which Silicon considers advisable in its reasonable credit judgment and, in all cases, Silicon shall credit Borrower's Loan account with only the net amounts received by Silicon in payment of any Receivables.

   4.7 RETURNS. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount (sending a copy to Silicon). In the event any attempted return occurs after the occurrence of any Event of Default, Borrower shall
(i) hold the returned Inventory in trust for Silicon, (ii) segregate all returned Inventory from all of Borrower's other property, (iii) conspicuously label the


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returned Inventory as Silicon's property, and (iv) immediately notify Silicon of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on Silicon's request deliver such returned Inventory to Silicon.

 4.8 VERIFICATION. Silicon may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, either in the name of Borrower or Silicon or such other name as Silicon may choose.

 4.9 NO LIABILITY. Silicon shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall Silicon be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to a Receivable. Nothing herein shall, however, relieve Silicon from liability for its own gross negligence or willful misconduct.

5.  ADDITIONAL DUTIES OF THE BORROWER.

 5.1 FINANCIAL AND OTHER COVENANTS. Borrower shall at all times comply with the financial and other covenants set forth in the Schedule.

 5.2 INSURANCE. Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require, and Borrower shall provide evidence of such insurance to Silicon, so that Silicon is satisfied that such insurance is, at all times, in full force and effect. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, Silicon shall release to Borrower insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

 5.3 REPORTS. Borrower, at its expense, shall provide Silicon with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Silicon shall from time to time reasonably specify.

 5.4 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on one Business Day's notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses. Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's books or records at any location other than Borrower's Address, without first obtaining Silicon's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give Silicon the same rights with respect to access to books and records and related rights as Silicon has under this Loan Agreement. Borrower waives the benefit of any accountant-client privilege or other evidentiary privilege precluding or limiting the disclosure, divulgence or delivery of any of its books and records (except that Borrower does not waive any attorney-client privilege).

 5.5 NEGATIVE COVENANTS. Except as may be permitted in the Schedule, Borrower shall not, without Silicon's prior written consent, do any of the following: (i) merge or consolidate with another corporation or entity; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except for the sale of finished Inventory in the ordinary course of Borrower's business, and except for the sale of obsolete or unneeded Equipment in the ordinary course of business; (v) store any Inventory or other Collateral with any warehouseman or other third party; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets; (viii) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on Borrower or on the prospect of repayment of the Obligations; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity; (x) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock; (xii) make any change in Borrower's capital structure which would have a material adverse effect on Borrower or on the prospect of repayment of the Obligations; or (xiii) pay total compensation, including salaries, fees, bonuses, commissions, and all other

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payments, whether directly or indirectly, in money or otherwise, to
Borrower's executives, officers and directors (or any relative thereof) in an amount in excess of the amount set forth on the Schedule; or (xiv) dissolve or elect to dissolve. Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default would occur as a result of such transaction.

 5.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to Silicon, make available Borrower and its officers, employees and agents and Borrower's books and records, to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

 5.7 FURTHER ASSURANCES. Borrower agrees, at its expense, on request by Silicon, to execute all documents and take all actions, as Silicon, may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

6.   TERM.

 6.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"), subject to Section 6.3 below.

 6.2 EARLY TERMINATION. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by Silicon under this Section 6.2, Borrower shall pay to Silicon a termination fee in an amount equal to* of the Maximum Credit Limit, provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank. The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

 *ONE PERCENT (1.0%)

 6.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding Letters of Credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such Letters of Credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said Letters of Credit, pursuant to Silicon's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are subject to the discretion of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and termination of this Agreement, Silicon shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate Silicon's security interests.

7.  EVENTS OF DEFAULT AND REMEDIES.

 7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or (b) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or
(c) the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit; or (d) Borrower shall fail to comply with any of the financial covenants set forth in the Schedule* or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or (e) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within 5 Business Days after the date due; or (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or (g) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or (h) Borrower breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Borrower's business or financial condition; or (i) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (j) the commencement of any proceeding against Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 30 days after the date commenced; or (k) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing, or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (l) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (m) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (n) there shall be a change in the record or beneficial ownership of an aggregate of more than 20% of the outstanding shares of stock of Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, without the prior written consent of Silicon; or
(o) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (p) there shall be a material adverse change in Borrower's business or financial condition; or (q) Silicon, acting in good faith and in a commercially reasonable manner, deems itself insecure because of the occurrence of an event prior to the effective date hereof of which Silicon had no knowledge on the effective date or because of the occurrence of an event on or subsequent to the effective date. Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

 *(PROVIDED, HOWEVER, BORROWER'S FAILURE TO COMPLY WITH THE PROFITABILITY FINANCIAL COVENANT SET FORTH IN THE SCHEDULE WILL NOT BE DEEMED AN EVENT OF DEFAULT HEREUNDER UNLESS BORROWER ALSO FAILS TO COMPLY WITH THE MINIMUM TANGIBLE NET WORTH FINANCIAL COVENANT SET FORTH IN THE SCHEDULE)

 7.2 REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Silicon without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale;
(g) Demand payment of, and collect any Receivables and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes Silicon to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle Receivables and the like for less than face value; (h) Offset against any sums in any of Borrower's general, special or other Deposit Accounts with Silicon; and (i) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto.
All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum.

 7.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m.;
(v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. Silicon shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

 7.4 POWER OF ATTORNEY. Upon the occurrence of any Event of Default, without limiting Silicon's other rights and remedies, Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but Silicon agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that Silicon may, in its sole discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of Borrower.

 7.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Silicon for any deficiency. If, Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

    7.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

    8. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

        "ACCOUNT DEBTOR" means the obligor on a Receivable.

        "AFFILIATE" means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

        "BUSINESS DAY" means a day on which Silicon is open for business.

        "CODE" means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

        "COLLATERAL" has the meaning set forth in Section 2.1 above.

        "DEFAULT" means any event which with notice or passage of time or both, would constitute an Event of Default.

        "DEPOSIT ACCOUNT" has the meaning set forth in Section 9105 of the Code.

        "ELIGIBLE INVENTORY"  [NOT APPLICABLE].

        "ELIGIBLE RECEIVABLES" means Receivables arising in the ordinary course of Borrower's business from the sale of goods or rendition of services, which Silicon, in its sole judgment, shall deem eligible for borrowing, based on such considerations as Silicon may from time to time deem appropriate. Without limiting the fact that the determination of which Receivables are eligible for borrowing is a matter of Silicon's discretion, the following (the "MINIMUM ELIGIBILITY REQUIREMENTS") are the minimum requirements for a Receivable to be an Eligible Receivable: (i) the Receivable must not be outstanding for more than 90 days from its invoice date, (ii) the Receivable must not represent progress billings, or be due under a fulfillment or requirements contract with the Account Debtor, (iii) the Receivable must not be subject to any contingencies (including Receivables arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional), (iv) the Receivable must not be owing from an Account Debtor with whom the Borrower has any dispute (whether or not relating to the particular Receivable), (v) the Receivable must not be owing from an Affiliate of Borrower, (vi) the Receivable must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to Silicon, or which, fails or goes out of a material portion of its business, (vii) the Receivable must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to Silicon's satisfaction, with the United States Assignment of Claims Act), (viii) the Receivable must not be owing from an Account Debtor located outside the United States or Canada (unless pre-approved by Silicon in its discretion in writing, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), (ix) the Receivable must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise. Receivables owing from one Account Debtor will not be deemed Eligible Receivables to the extent they exceed 25% of the total Receivables outstanding. In addition, if more than 50% of the Receivables owing from an Account Debtor are outstanding more than 90 days from their invoice date (without regard to unapplied credits) or are otherwise not eligible Receivables, then all Receivables owing from that Account Debtor will be deemed ineligible for borrowing. Silicon may, from time to time, in its discretion, revise the Minimum Eligibility Requirements, upon written notice to the Borrower.

        "EQUIPMENT" means all of Borrower's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

        "EVENT OF DEFAULT" means any of the events set forth in Section 7.1 of this Agreement.

        "GENERAL INTANGIBLES" means all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

        "INVENTORY" means all of Borrower's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

        "OBLIGATIONS" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Silicon, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Silicon in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Silicon.

        "PERMITTED LIENS" means the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes not yet payable; (iv) additional security interests and liens consented to in writing by Silicon, which consent shall not be unreasonably withheld; (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

        "PERSON" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

        "RECEIVABLES" means all of Borrower's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

        "RESERVES" means, as of any date of determination, such amounts as Silicon may from time to time establish and revise in good faith reducing the amount of Loans, Letters of Credit and other financial accommodations which would otherwise be available to Borrower under the lending formula(s) provided in the Schedule: (a) to reflect events, conditions, contingencies or risks which, as determined by Silicon in good faith, do or may affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Receivables), (ii) the assets, business or prospects of Borrower or any Guarantor, or (iii) the security interests and other rights of Silicon in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Silicon's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to Silicon is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Silicon determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

     OTHER TERMS. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

9.   GENERAL PROVISIONS.

     9.1 INTEREST COMPUTATION. In computing interest on the Obligations, all checks, wire transfers and other items of payment received by Silicon (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by Silicon on account of the Obligations three Business Days after receipt by Silicon of immediately available funds, and, for purposes of the foregoing, any such funds received after 12:00 Noon on any day shall be deemed received on the next Business Day. Silicon shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Silicon in its sole discretion, and Silicon may charge Borrower's loan account for the amount of any item of payment which is returned to Silicon unpaid.

     9.2 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in Silicon's sole discretion reversed and re-applied, to the Obligations, in such order and manner as Silicon shall determine in its sole discretion.

     9.3 CHARGES TO ACCOUNTS. Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans. Silicon may also, in its discretion, charge any monetary Obligations to Borrower's Deposit Accounts maintained with Silicon.

     9.4 MONTHLY ACCOUNTINGS. Silicon shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Silicon), unless Borrower notifies Silicon in writing to the contrary within thirty days after each account is rendered, describing the nature of any alleged errors or admissions.

     9.5 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. Notices to Silicon shall be directed to the Commercial Finance Division, to the attention of the Division Manager or the Division Credit Manager. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

     9.6 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

     9.7 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. THERE ARE NO ORAL UNDERSTANDINGS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES WHICH ARE NOT SET FORTH IN THIS AGREEMENT OR IN OTHER WRITTEN AGREEMENTS SIGNED BY THE PARTIES IN CONNECTION HEREWITH.

     9.8 WAIVERS. The failure of Silicon at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an authorized officer of Silicon and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by Silicon on which Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

     9.9 NO LIABILITY FOR ORDINARY NEGLIGENCE. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon, but nothing herein shall relieve Silicon from liability for its own gross negligence or willful misconduct.

     9.10 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Silicon.

     9.11 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

     9.12 ATTORNEYS FEES AND COSTS. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to Borrower. IN SATISFYING BORROWER'S OBLIGATION HEREUNDER TO REIMBURSE SILICON FOR ATTORNEYS FEES, BORROWER MAY, FOR CONVENIENCE, ISSUE CHECKS DIRECTLY TO SILICON'S ATTORNEYS, LEVY, SMALL & LALLAS, BUT BORROWER ACKNOWLEDGES AND AGREES THAT LEVY, SMALL & LALLAS IS REPRESENTING ONLY SILICON AND NOT BORROWER IN CONNECTION WITH THIS AGREEMENT. If either Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

     9.13 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Silicon; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release Borrower from its liability for the Obligations.

     9.14 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

     9.15 LIMITATION OF ACTIONS. Any claim or cause of action by Borrower against Silicon, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any other present or future document or agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Silicon, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of Silicon, or on any other person authorized to accept service on behalf of Silicon, within thirty (30) days thereafter. Borrower agrees that such one-year period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by the written consent of Silicon in its sole discretion. This provision shall survive any termination of this Loan Agreement or any other present or future agreement.

     9.16 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. Borrower and Silicon acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or Borrower under any rule of construction or otherwise.

     9.17 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and Borrower shall be governed by the laws of the State of California. As a material part of the consideration to Silicon to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Silicon's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and
(iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     9.18 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     BORROWER:

         ADEXA, INC.


         By  /s/ [ILLEGIBLE]
           ------------------------------------
              President or Vice President


         By  /s/ [ILLEGIBLE]
           ------------------------------------
              Secretary or Ass't Secretary

     SILICON:

         SILICON VALLEY BANK


         By  /s/ [ILLEGIBLE]
           ------------------------------------
         Title  /s/ [ILLEGIBLE]
              ---------------------------------

Form 3/24/99
Version -0

SILICON VALLEY BANK

                                   SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWER:  ADEXA, INC.
ADDRESS:     5933 W. CENTURY BLVD.
             SUITE 1220
             LOS ANGELES, CA  90045

DATE:      AUGUST 22, 2000

This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrower of even date.

================================================================================
1.  CREDIT LIMIT
    (Section 1.1):                  An amount not to exceed the lesser of:
                                    (i) $5,000,000 at any one time outstanding
                                    (the "Maximum Credit Limit"); or (ii) 70% of the amount of Borrower's Eligible
                                    Receivables (as defined in Section 8
                                    above).*

                                    *AFTER EACH AUDIT OF THE BORROWER'S BOOKS
                                    AND RECORDS CONDUCTED IN ACCORDANCE WITH
                                    SECTION 5.4 HEREOF, SILICON WILL REVIEW THE
                                    AFOREMENTIONED ADVANCE RATE TO DETERMINE, IN
                                    ITS SOLE DISCRETION, IF THE SAME SHOULD BE
                                    ADJUSTED.

     LETTER OF CREDIT SUBLIMIT
     (Section 1.5):                 $75,000.

================================================================================
2.  INTEREST.

         INTEREST RATE (Section 1.2):

                                    A rate equal to the "Prime Rate" in effect from time to time, plus 1.5% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

================================================================================
                                    Provided, however, after each instance in which Borrower fails to comply with the Profitability Financial Covenant set forth herein, the applicable interest rate shall be increased by an additional 0.50% per annum. The then applicable interest rate shall not later be reduced if Borrower achieves compliance with the Profitability Financial Covenant in any subsequent reporting period.

         MINIMUM MONTHLY
         INTEREST (Section 1.2):    Not Applicable.

================================================================================
3. FEES (Section 1.4):

         Loan Fee:                  $25,000, payable concurrently herewith.

         Collateral Monitoring
         Fee: $950, per month, payable in arrears (prorated for any partial month at the beginning and at termination of this Agreement).

         Covenant Fee:              Borrower shall pay Silicon a fee of
                                    $6,250 each time Borrower fails to comply with the Profitability Financial Covenant set forth herein. Such fee shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

================================================================================
4.  MATURITY DATE

     (Section 6.1):                 One year from the date of this Agreement.

================================================================================
5.  FINANCIAL COVENANTS

     (Section 5.1):                 Borrower shall comply with each of the
                                    following covenant(s). Compliance shall be determined as of the end of each fiscal quarter, except as otherwise specifically provided below:

         PROFITABILITY:             Borrower shall have a minimum net profit of
                                    at least the following:

                                       For the fiscal quarter ending June 30,
                                       2000: < $1,188,000 >.

                                       For the fiscal quarter ending September
                                       30, 2000: < $844,000 >.

                                       For the fiscal quarter ending December
                                       31, 2000: < $454,000 >.

                                       For the fiscal quarter ending March 31,
                                       2001: < $149,000 >.

                                       For the fiscal quarter ending June 30,
                                       2001 and each fiscal quarter ending
                                       thereafter:  $19,000.

         MINIMUM TANGIBLE
         NET WORTH:                 Borrower shall maintain a Tangible Net Worth
                                    of not less than < $8,000,000 >.

         DEFINITIONS.               For purposes of the foregoing financial
                                    covenants, the following term shall have the following meaning:

                                    "< >" shall denote negative figures or
                                    losses, as applicable.

                                    "Current assets", "current liabilities" and
                                    "liabilities" shall have the meaning
                                    ascribed thereto by generally accepted
                                    accounting principles.

                                    "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                                      (A) there shall be excluded from assets:
                                      (i) notes, accounts receivable and other obligations owing to the Borrower from its officers or other Affiliates, and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

                                      (B) there shall be excluded from
                                      liabilities: all indebtedness which is
                                      subordinated to the Obligations under a
                                      subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion.

================================================================================
6.  REPORTING.
    (Section 5.3):

                                    Borrower shall provide Silicon with the
                                    following:

                                    1.  Monthly Receivable agings, aged by
                                        invoice date, within fifteen days after
                                        the end of each month.

                                    2. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, within fifteen days after the end of each month.

                                    3.  Monthly reconciliations of Receivable
                                        agings (aged by invoice date),
                                        transaction reports, and general ledger, within fifteen days after the end of each month.

                                    4.

                                    5.

                                    6.  *Compliance Certificates, within thirty
                                        days after the end of each** , in such
                                        form as Silicon shall reasonably
                                        specify, signed by the Chief Financial
                                        Officer of Borrower, certifying that as
                                        of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such** there were no held checks.

                                        *QUARTERLY

                                        **QUARTER

                                    7.  Quarterly unaudited financial
                                        statements, as soon as available, and in any event within thirty days after the end of each fiscal quarter of Borrower.

                                    8.  Annual operating budgets (including
                                        income statements, balance sheets and
                                        cash flow statements, by month) for the
                                        upcoming fiscal year of Borrower within
                                        thirty days prior to the end of each
                                        fiscal year of Borrower.

                                    9.  Annual financial statements, as soon as
                                        available, and in any event within 120
                                        days following the end of Borrower's
                                        fiscal year, certified by independent
                                        certified public accountants acceptable
                                        to Silicon.

================================================================================
7.  COMPENSATION
    (Section 5.5):                  Without Silicon's prior written consent,
                                    Borrower shall not pay total compensation, including salaries, withdrawals, fees, bonuses, commissions, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to all of Borrower's executives, officers and directors (or any relative thereof) as a group in excess of* of the total amount thereof in the prior fiscal year.

                                    *200%

================================================================================
8.  BORROWER INFORMATION:

         PRIOR NAMES OF
         BORROWER
         (Section 3.2):             Paragon Management Systems, Inc.

         PRIOR TRADE
         NAMES OF BORROWER
         (Section 3.2):             _________________

         EXISTING TRADE
         NAMES OF BORROWER
         (Section 3.2):             _________________

         OTHER LOCATIONS AND
         ADDRESSES (Section 3.3):   _________________

         MATERIAL ADVERSE
         LITIGATION (Section 3.10): None.

================================================================================
9.  OTHER COVENANTS
     (Section 5.1):                 Borrower shall at all times comply with all
                                    of the following additional covenants:

                                    (1) BANKING RELATIONSHIP. Borrower shall at
                                        all times maintain its primary banking
                                        relationship with Silicon.

                                    (2) SUBORDINATION OF INSIDE DEBT. All
                                        present and future indebtedness of the
                                        Borrower to its officers, directors and
                                        shareholders ("Inside Debt") shall, at
                                        all times, be subordinated to the
                                        Obligations pursuant to a subordination
                                        agreement on Silicon's standard form.
                                        Borrower represents and warrants that
                                        there is no Inside Debt presently
                                        outstanding, except for the following:
                                        NONE. Prior to incurring any Inside Debt in the future, Borrower shall cause the person to whom such Inside Debt will be owed to execute and deliver to Silicon a subordination agreement on Silicon's standard form.

                                    (3) COMPLIANCE WITH PROFITABILITY FINANCIAL
                                        COVENANT. In the event Borrower receives
                                        $13,000,000 cash consideration for the
                                        issuance of new equity securities of
                                        Borrower after the date hereof, Silicon
                                        will waive Borrower's compliance with
                                        the Profitability Financial Covenant
                                        after Silicon's review and approval of
                                        Borrower's financial statements showing
                                        Borrower is entitled to such waiver of
                                        compliance or after Silicon's review and approval of such other evidence as is acceptable to Silicon in its sole discretion.

Borrower:                                     Silicon:

   ADEXA, INC.                                SILICON VALLEY BANK

   By /s/ Stephanie Hamilton                  By /s/ Joseph L. L[ILLEGIBLE]
     -------------------------------            -------------------------------
   President or Vice President                Title SUP & MGR
                                                   ----------------------------

   By_______________________________
         Secretary or Ass't Secretary

SILICON VALLEY BANK

                       AMENDMENT TO LOAN DOCUMENTS

BORROWER:       ADEXA, INC.

DATE:           AUGUST 22, 2000


     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"), with reference to the various loan and security agreements and other documents, instruments and agreements between them, including but not limited to that certain Loan Agreement dated March 31, 1998 (as amended, if at all, the "Existing Loan Agreement"; the Existing Loan Agreement and all related documents, instruments and agreements may be referred to collectively herein as the "Existing Loan Documents").

     The Parties agree to amend the Existing Loan Dosuments, as follows:

     1. PRESENT LOAN BALANCE. Borrower acknowledges that the present unpaid principal balance of the Borrower's indebtedness, liabilities and obligations to Silicon under the Existing Loan Documents, including interest accrued through __________________________________ is $______________________
(the "Present Loan Balance"), and that said sum is due and owing without any defense, offset, or counterclaim of any kind.

     2. AMENDMENT TO EXISTING LOAN DOCUMENTS. The Existing Loan Documents are hereby amended in their entirety to read as set forth in the Loan and Security Agreement, and related documents, being executed concurrently (collectively, the "New Loan Documents"). The Borrower acknowledges that the Present Loan Balance shall be the opening balance of the Loans pursuant to the New Loan Documents as of the date hereof, and shall, for all purposes, be deemed to be Loans made by Silicon to the Borrower pursuant to the New Loan Documents. Notwithstanding the execution of the New Loan Documents, the following Existing Loan Documents shall continue in full force and effect and shall continue to secure all present and future indebtedness, liabilities, guarantees and other Obligations (as defined in the New Loan Documents): All standard documents of Silicon entered into by the Borrower in connection with Letters of Credit and/or Foreign Exchange Contracts; all security agreements, collateral assignments and mortgages, including but not limited to those relating to patents, trademarks, copyrights and other intellectual property; all lockbox agreements and/or blocked account agreements; and all UCC-1 financing statements and other documents filed with governmental offices which perfect liens or security interests in favor of Silicon. In addition, in the event the Borrower has previously issued any stock options, stock purchase warrants or securities to Silicon, the same and all documents and agreements relating thereto shall also continue in full force and effect.

     3. GENERAL PROVISIONS. This Amendment and the New Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter.

hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.

BORROWER:                              SILICON:

ADEXA, INC.                            SILICON VALLEY BANK


BY  /s/ [ILLEGIBLE]                    BY  /s/ [ILLEGIBLE]
   -----------------------------          ----------------------------
   President or Vice President         TITLE:      SVP & [ILLEGIBLE]
                                             -------------------------
BY  /s/ [ILLEGIBLE]
   -----------------------------
   Secretary or Ass't Secretary

-------------------------------------------------------------------------------
NOTES:

1. This is an "on-line" form designed to be filled out on your computer in Microsoft Word 97.

2.  Tab to move from field to field. Shift-Tab to move back to a prior field.

3. If there is not enough space for your answer, please use the Continuation Sheet at the end of this form or attach a separate Word document with the additional information.

4. Please submit this by e-mail or on a Disk to Silicon Valley Bank. Please also print this form and submit a hard copy signed by an officer of the Company.
-------------------------------------------------------------------------------


                        REPRESENTATIONS AND WARRANTIES


TO:  SILICON VALLEY BANK
     COMMERCIAL FINANCE DIVISION
     3003 TASMAN DRIVE
     MAIL SORT NC491
     SANTA CLARA, CALIFORNIA 95054

     The undersigned, ADEXA, INC., a CA corporation (the "Company") hereby represents and warrants to you that the following information is true, accurate and complete. (The Company acknowledges that your acceptance of these Representations and Warranties does not imply any commitment on your part to enter into a loan transaction with the Company, and that any such commitment may only be made by an express written loan commitment, signed by one of your authorized officers.)

     1.   NAMES OF THE COMPANY

          a. The exact corporate name of the Company as it appears in its current Articles or Certificate of Incorporation is as follows: ADEXA, INC.

          b. The federal employer identification number of the Company is as follows: 33-0616222

          c. The Company was incorporated on MAY 9, 1994 under the laws of the State of CA and is in good standing under those laws.

          d. The following is a list of all other names (including fictitious names, d/b/a's, trade names or similar names) currently used by the Company or used within the past six years:

NAME                                              PERIOD OF USE
-------------------------------------------------------------------------------
PARAGON MANAGEMENT SYSTEMS                        1994-2000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

          e. The following are the names of all corporations which have been merged into the Company during the past six years:


NAME OF MERGED COMPANY                            YEAR OF MERGER
-------------------------------------------------------------------------------
N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

          f. The following are the names and addresses of all entities from whom the Company has acquired any personal property in a transaction not in the ordinary course of business during the past six years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

NAME      STREET AND MAILING ADDRESS    DATE OF ACQUISITION    TYPE OF PROPERTY
-------------------------------------------------------------------------------
N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     2.   NAMES OF SUBSIDIARIES/PARENT OF THE COMPANY.

          a. The exact corporate name of each subsidiary and parent of the Company is as follows. (A "parent" is a company owning more than 50% of the outstanding capital stock of the Company.)

NAME                            SUBSIDIARY/PARENT          FED. EMPLOYER ID NO.
-------------------------------------------------------------------------------
ADEXA JAPAN                     Sub /x/  Parent / /        N/A
-------------------------------------------------------------------------------
ADEXA CANADA                    Sub /x/  Parent / /        N/A
-------------------------------------------------------------------------------
ADEXA GERMANY                   Sub /x/  Parent / /        N/A

ADEXA SINGAPORE                 Sub /x/  Parent / /        N/A

ADEXA MAURITIUS                 Sub /x/  Parent / /        N/A
-------------------------------------------------------------------------------

          b. The following is a list of the jurisdiction and date of incorporation of each subsidiary of the Company:

NAME                            JURISDICTION              DATE OF INCORPORATION
-------------------------------------------------------------------------------
ADEXA JAPAN                     JAPAN                     1997

ADEXA CANADA                    CANADA                    1997
-------------------------------------------------------------------------------
ADEXA GERMANY                   GERMANY                   2000
-------------------------------------------------------------------------------
ADEXA SINGAPORE                 SINGAPORE                 1999
-------------------------------------------------------------------------------


ADEXA MAURITIUS          MAURITIUS          1999
---------------          ---------          ----


     c. The following is a list of all other names (including fictitious names, d/b/a's, trade names or similar names) used by each subsidiary of the Company during the past six years:


NAME                                  SUBSIDIARY
----                                  ----------

PARAGON MANAGEMENT SYSTEMS            ______

_____                                 ______

_____                                 ______

     d. The following are the names of all corporations which have been merged into a subsidiary of the Company during the six years:


NAME                                  SUBSIDIARY
----                                  ----------

N/A                                   _____

_____                                 _____

_____                                 _____

     e. The following are the names and addresses of all entities from whom each subsidiary of the Company has acquired any personal property in a transaction not in the ordinary course of business during the past six years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):


                                       DATE OF           TYPE OF
NAME           MAILING ADDRESS        ACQUISITION        PROPERTY        SUBSIDIARY
----           ---------------        -----------        --------        ----------

N/A            _____                  _____              _____           ______

_____          _____                  _____              _____           ______

_____          _____                  _____              _____           ______

  3. LOCATIONS OF COMPANY AND ITS SUBSIDIARIES.

     a. The chief executive offices of the Company and its subsidiaries are presently located at the following addresses:


COMPLETE STREET AND MAILING ADDRESS, INCLUDING COUNTY AND ZIP CODE       COMPANY/SUBSIDIARY
------------------------------------------------------------------       ------------------

5933 WEST CENTURY BLVD, SUITE 1220 LOS ANGELES, CA 90045                 Company /X/ OR
                                                                         Name of Sub

3-6 HAYABUSA-CHO, CHIYODA-KU, TOKYO 102-0092 JAPAN                       Company / / OR
                                                                         Name of Sub Japan

20 ADELAIDE STREET EAST, SUITE 800                                       Company / / OR
TORONTO, ONTARIO, MSC 2T6                                                Name of Sub Canada
CANADA



      LILIENTHALSTR. 29                                                     Company / / OR
      D-85399 HALLBERGMOOS/MUNICH                                           Name of Sub Germany
GERMANY


      30 CECIL STREET, LEVEL 15, PRUDENTIAL TOWER
      049712                                                                Singapore
SINGAPORE


HAPPY WORLD HOUSE, SIR WILLIAM NEWTON STREET, PORT LOUIS, REPUBLIC OF       Mauritius
MAURITIUS


      b. During the past six years, the Company's chief executive office and the chief executive offices of its subsidiaries have been located at the following additional addresses:


COMPLETE STREET AND MAILING ADDRESS, INCLUDING COUNTY AND ZIP CODE           COMPANY/SUBSIDIARY
------------------------------------------------------------------           ------------------
-------------------------------------------------------------------------------------------------------
5933 WEST CENTURY BLVD. SUITE 1220 LOS ANGELES, CA. 90045                    Company /X/ OR
                                                                             Name of Sub
-------------------------------------------------------------------------------------------------------
_____                                                                        Company / / OR
                                                                             Name of Sub
-------------------------------------------------------------------------------------------------------
_____                                                                        Company / / OR
                                                                             Name of Sub
-------------------------------------------------------------------------------------------------------
_____                                                                        Company / / OR
                                                                             Name of Sub
-------------------------------------------------------------------------------------------------------

     c. The following are all the locations in the United States where the Company and its subsidiaries maintain any books or records relating to any of their accounts receivable;


COMPLETE STREET AND MAILING ADDRESS, INCLUDING COUNTY AND ZIP CODE           COMPANY/SUBSIDIARY
------------------------------------------------------------------           ------------------
-------------------------------------------------------------------------------------------------------
5933 WEST CENTURY BLVD. SUITE 1220 LOS ANGELES, CA. 90045                    Company /X/ OR
                                                                             Name of Sub
-------------------------------------------------------------------------------------------------------
_____                                                                        Company / / OR
                                                                             Name of Sub
-------------------------------------------------------------------------------------------------------
_____                                                                        Company / / OR
                                                                             Name of Sub
-------------------------------------------------------------------------------------------------------
_____                                                                        Company / / OR
                                                                             Name of Sub
-------------------------------------------------------------------------------------------------------

                  d. The following are alll of the locations in the United
States where the Company and its subsidiaries maintain any equipment, fixutres, inventory or other property:

COMPLETE STREET AND MAILING ADDRESS, INCLUDING COUNTY AND ZIP CODE                 COMPANY/SUBSIDIARY

9533 WEST CENTURY BLVD, SUITE 1220 LOS ANGELES, CA.                                Company /x/OR Name of Sub
                                                                                   Name of Sub

10 WRIGHT ST. SUITE 110 WESTPORT, CT 06880                                         Company /x/OR Name of Sub
                                                                                   Name of Sub

5010 INTERNATIONAL DRIVE, SUITE 300 MOUNT OLIVE, NJ 07828                          Company /x/OR Name of Sub
                                                                                   Name of Sub

800 HINGHAM STREET, SUITE 200N ROCKLAND, MA 02370                                  Company /x/OR Name of Sub
                                                                                   Name of Sub

                  c. The following are all the location in the United States where the Company and its subsidiaries own, lease, or occupy any real property:


COMPLETE STREET AND MAILING ADDRESS, INCLUDING COUNTY AND ZIP CODE                 COMPANY/SUBSIDIARY


5933 WEST CENTURY BLVD. SUITE 1220 LOS ANGELES, CA.                                Company /x/OR Name of Sub
                                                                                   Name of Sub

1080 HOLCOMB BRIDGE ROAD BUILDING 100, SUITE 135 ROSWELL, GA. 30076                Company /x/OR Name of Sub
                                                                                   Name of Sub

10 WRIGHT ST. SUITE 110 WESTPORT, CT 06880                                         Company /x/OR Name of Sub
                                                                                   Name of Sub

500 INTERNATIONAL DRIVE, SUITE 300 MOUNT OLIVE, NJ 07828                           Company /x/OR Name of Sub
                                                                                   Name of Sub

800 HINGHAM STREET, SUITE 200N ROCKLAND, MA 02370                                  Company /x/OR Name of Sub
                                                                                   Name of Sub

                  f. The following are the names and addresses of all warehousemen or bailees who have peossession of any of the Company's inventroy or any of the inventory of its subsidiaries:

                                                                                   COMPANY/SUBSIDIARY


NAME     COMPLETE STREET AND MAILING ADDRESS, INCLUDING COUNTY AND ZIP             Company / /OR Name of Sub
         CODE                                                                      Name of Sub

 --      --                                                                        Company / /OR Name of Sub
                                                                                   Name of Sub

 --      --                                                                        Company / /OR Name of Sub
                                                                                   Name of Sub

 --      --                                                                        Company / /OR Name of Sub
                                                                                   Name of Sub

                                                                    NAME OF SUB

     4. SPECIAL TYPES OF COLLATERAL

          a. The Company and its subsidiaries own the following kinds of assets. (If the answer is "Yes" to any of the following questions, attach a schedule describing each such asset owned by the Company or its subsidiaries and identifying which party owns the asset.)

---------------------------------------------------------------------------------------------------------
     Copyrights or copyright applications registered with the U.S. Copyright Office     Yes /X/  No  / /
---------------------------------------------------------------------------------------------------------
     Software registered with the U.S. Copyright Office                                 Yes /X/  No  / /
---------------------------------------------------------------------------------------------------------
     Software NOT registered with the U.S. Copyright Office                             Yes /X/  No  / /
---------------------------------------------------------------------------------------------------------
     Patents and patent applications                                                    Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------
     Trademarks or trademark applications (including any service marks, collective
     marks and certification marks)                                                     Yes /X/  No  / /
---------------------------------------------------------------------------------------------------------
     Licenses to use trademarks, patents and copyrights of others                       Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------
     Franchise, marketing agreements or similar agreements:                             Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------
     Stocks, Bonds or other securities:                                                 Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------
     Promissory notes, or other instruments or evidence of indebtedness:                Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------
     Leases of equipment, security agreements naming such person as secured party,
     or other chattel paper:                                                            Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------
     Aircraft:                                                                          Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------
     Vessels, Boats or Ships:                                                           Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------
     Railroad Rolling Stock                                                             Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------
     Motor Vehicles                                                                     Yes / /  No  /X/
---------------------------------------------------------------------------------------------------------

          b. The following are all governmental permits and licenses held by the Company and its subsidiaries:


DESCRIPTION OF LICENSE                                             COMPANY/SUBSIDIARY
----------------------                                             ------------------
--------------------------------------------------------------------------------------
-----                                                              Company / / OR
                                                                   Name of Sub
--------------------------------------------------------------------------------------
-----                                                              Company / / OR
                                                                   Name of Sub
--------------------------------------------------------------------------------------
-----                                                              Company / / OR
                                                                   Name of Sub
--------------------------------------------------------------------------------------
-----                                                              Company / / OR
                                                                   Name of Sub
--------------------------------------------------------------------------------------
-----                                                              Company / / OR
                                                                   Name of Sub
--------------------------------------------------------------------------------------

          c. The following are all banks or savings institutions at which the Company and its subsidiaries maintain deposit accounts:

-------------------------------------------------------------------------------------------------
Bank Name               Account Number        Branch Address                Company/Subsidiary
-------------------------------------------------------------------------------------------------
WELLS FARGO BANK         6714-233897          PO BOX 5190 SIOUX FALLS,      Company /X/ OR
                         0744-097007          SD 57117                      Name of Sub
-------------------------------------------------------------------------------------------------
SILICON VALLEY BANK      3300154227           PO BOX 2607                   Company /X/ OR
                         3300116272           SANTA CLARA, CA. 95055        Name of Sub
                         3300111299
-------------------------------------------------------------------------------------------------
DKB KOJIMACHI            1704978              2 KOJIMACHI 3-CHOME           Company / / OR
                         1707047              CHIYODA TOKYO 102-            Name of Sub Japan
                         9102748              0083 JAPAN
-------------------------------------------------------------------------------------------------
KORAM BANK               101-51472-248        SEO-YOIDO BRANCH              Company /X/ OR
                                              1 FL., ILSHIN BLDG.,          Name of Branch Korea
                                              #15-15 YOIDO-DONG
                                              YOUNGDUNGPO-KU,
                                              SEOUL, KOREA
-------------------------------------------------------------------------------------------------
THE FIRST COMMERCIAL     16210043884          NO. 168, 2nd SEC HSIN YI      Company /X/ OR
BANK                     033-001-             RD. TAIPIA, TAIWAN            Name of Branch Taiwan
                         0000102-6            R.O.C.

KONTOUMSATZE             815621               SPARKASSE HALLBERMOOS         Germany
                         203117               THERESIENSTRASSE 29
                                              85399 HALLBERMOOS/
                                              GERMANY

DBS BANK                 022-02236-1          6 SHENTON WAY, DBS            Singapore
                         5356577              BUILDING SINGAPORE
                                              068809

HSBC                     MU MOBU              ENTERPRISE SOLUTION FTE       Mauritius
                         080-042658           LTD OVERSEAS CO.
                                              REGISTRATION AG M LTD
                                              7th FLOOR HAPPY WORLD
                                              HOUSE SIR WILLIAM
-------------------------------------------------------------------------------------------------


                                            NEWTON ST. PORT LOUIS
                                            #MU MOBU 080-
                                            042658

                                                                          Toronto

                                            915 KINGSTON RD.
CIBC                  72-02911              TORONTO, ONTARIO M4E
                                            1S4 CANADA


  5. OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

     The following are the names and titles of the officers of the Company and its Subsidiaries.


Officer/Title         Name of Officer          Company/Subsidiary
-------------         ---------------          ------------------
---------------------------------------------------------------------------------
CEO                   DR. CYRUS HADAVI         Company /X/ OR
                                               Name of Sub all subs
---------------------------------------------------------------------------------
CFO                   TIM ROMER                Company /X/ OR
                                               Name of Sub all subs
---------------------------------------------------------------------------------
COO                   HOON CHUNG               Company /X/ OR
                                               Name of Sub all subs
---------------------------------------------------------------------------------
CTO                   UDO DENGLER              Company /X/ OR
                                               Name of Sub
---------------------------------------------------------------------------------
_____                 _____                    Company / / OR
                                               Name of Sub
---------------------------------------------------------------------------------
_____                 _____                    Company / / OR
                                               Name of Sub
---------------------------------------------------------------------------------

  6. LEGAL COUNSEL

  The following firm will represent the Company in connection with the loan documents:


ATTORNEY                 LAW FIRM           TELEPHONE       FAX             EMAIL
--------                 --------           ---------       ---             -----
Monte M. Lemann          Manatt, Phelps,    310-312-4000    310-312-4224    mlemann@manatt.co
II                       Philips, LLP                                       m


     The undersigned undertakes to advise you of any change or modification to any of the foregoing information. Until such notice is received by you, you shall be entitled to rely upon all of the foregoing and presume it is correct and accurate in all respects.

DATE: 8-22-00                          ADEXA, INC.

                                       By:  /s/ [ILLEGIBLE]
                                          -------------------------------
                                          Its:      VP
                                              ---------------------------
                                       Email:

CONTINUATION PAGE--ADDITIONAL INFORMATION


The following are exceptions to the representations and warranties set forth in the Loan and Security Agreement of Adexa, Inc. (the "Company" or "Adexa"), dated August 22, 2000 (the "Agreement"), and should be considered an integral part of the Agreement. Any terms defined in the Agreement shall have the same meaning when used in this Schedule as when used in the Agreement, unless the context indicates otherwise. The paragraph numbers of this Schedule correspond to the first, or principal, section of the Agreement to which the disclosures relate; however, all information disclosed herein shall be deemed disclosed under and incorporated into any other section of the Agreement where such disclosure would be appropriate.

3.4  TITLE TO COLLATERAL; PERMITTED LIENS.

     - The Company has not performed any copyright, patent or other searches to verify it has sufficient title and ownership of its Intellectual Property, nor has it conducted such scarches in order to determine whether any of its Intellectual Property infringes any rights of any third party.

3.8  TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS

     - From its inception, the Company had filed an election to be taxed as an S-corporation under the Code. The Company no longer qualified for S-corporation status upon consummation of its Series A Preferred Stock financing on August 4, 1997. The Company filed its 1997 tax return indicating that the S-corporation election was abandoned as of such date and files future tax returns as a C-corporation.

     - The Company has not paid sales tax on any sales of products within the United States based on electronic rather than physical delivery of its software. Such U.S. purchasers have agreed to reimburse the Company with respect to any state tax liability assessed. The Company has also established a reverse for potential sales tax liability.

     - The Company did not timely file its 1998 federal and state tax returns. Penalties are currently estimated to be no more than $10,000.

     - The Company is being audited by the City of Los Angeles for tax years 1998, 1999 and 2000 based on gross receipts in calendar years 1997, 1998 and 1999, respectively.

     - The Company has established a reserve for various withholding taxes that it believes may be imposed upon license and consulting revenues in Taiwan and other jurisdictions. The Company has retained D & T to develop a global tax minimization strategy.

3.10 LITIGATION

     - The Company received a letter from the Law Offices of Dean, Smith & Therrell, P.A. on behalf of C. Ernest Johnson, a former employee of the Company, dated February 25, 2000, alleging various claims for wrongful employment termination and failure to pay commissions. On March 23, 2000 Mr. Johnson filed a Charge of Discrimination with the Equal Employment Opportunity Commission ("EEOC") against the Company, alleging discrimination on the basis of age. On April 25, 2000 the Company filed its position statement, denying the allegations, and on June 28, 2000 the EEOC issued a "no finding" determination and issued a right-to-sue letter; Mr. Johnson has until September 26, 2000 to file a lawsuit in this matter. The Company is not aware of any lawsuit filed by Mr. Johnson.

     - Brad Forsythe's employment with the Company was terminated on February 14, 2000. Mr. Forsythe sued the Company in Connecticut alleging that he is entitled to unpaid commissions earned prior to the termination of his employment and that his stock options should have been vesting on a monthly basis following the one year anniversary of his vesting commencement date. The suit was brought in state court and removed to federal court. The Company maintains it has a consistent policy that commissions are earned upon cash receipt and revenue recognitiion by the Company and therefore no commissions were owing to Mr. Forsythe upon his termination of employment. Since Mr. Forsythe signed option documentation clearly stating that his stock options vested in annual installments, the Company intends to vigorously defend against any claims by Mr. Forsythe that his options should have been vesting on a montly basis. The two parties have agreed to enter arbitration negotiations scheduled for September, 2000.

     - In June 2000, Craig Wibby, a former employee of the Company, threatened to sue the Company alleging he was owed commissions. The amount of the claim is undetermined but is less than $25,000.

     - The Company and former employee, Gary Brayton, have reached a verbal, non-binding agreement regarding a monetary settlement to resolve
        Mr. Brayton's allegations that the Company was contractually obligated to provide him additional stock option vesting following the termination of his employment. The dispute involves an option to purchase 12,500 shares of Common Stock and the verbal agreement will involve a payment by the Company of $45,000.

     - Dr. K. Cyrus Hadavi, President and Chief Executive Officer of the Company, has received letters from i2 Technologies Inc. ("i2") (previously known as Intellection) or its legal counsel dated March 3, 1994, March 16, 1994, July 3, 1995, and February 4, 1997,
        claiming that Dr. Hadavi, a former employee of i2, improperly solicited clients of i2, misused trade secrets and confidential information of i2 obtained during his employment with i2 and slandered and disparaged i2 and its products. The Company believes such claims are without merit.

     - On July 14, 2000, Company received a letter from Andre Reverdin of the law firm of Katzarov S.A. on behalf of his clients Logitech S.A.
        and Logitech International S.A. Switzerland (together "Logitech").
        In his letter, Mr. Reverdin claimed that Company's trademark "Adexa" was confusingly similar to Logitech's trademark "Dexxa" which is registered in at least Germany, Spain and France (the letter does not explain the exact countries in which such mark is registered). Company believes that Logitech's claims are without merit and has retained counsel to respond to Mr. Reverdin's letter.

5.5  NEGATIVE COVENANTS

     -  The Company has loaned $300,000 to Udo Dengler, the Company's
        Chief Technology Officer, at a 5% semi-annual interest rate pursuant to a promissory note due in 2008. In addition, in a letter dated March 3, 1999, the Company promised Mr. Dengler a total bonus payment of $145,000 upon the exercise of his vested options in exchange for increasing his option exercise price to $0.15 per share. Such bonus has been accrued.

     - The Company loaned $200,000 to K. Cyrus Hadavi, the Company's CEO and a director of the Company, pursuant to a Loan, Pledge and Option Agreement dated July 31, 1997.

     - The Company loaned $55,000 to Hoon Chung, currently the Company's Chief Operating Officer, pursuant to a promissory note in December 1997.

TYPES OF COLLATERAL CHECKLIST

FOLLOWING IS A LIST AND DESCRIPTION OF OUR SOFTWARE PRODUCTS.

     iCOLLABORATION COMPONENTS

     Our iCollaboration suite consists of the following components, which may be deployed and configured in various ways:

-------------------------------------------------------------------------------
iCOLLABORATION            DESCRIPTION
COMPONENTS
-------------------------------------------------------------------------------
Supply Chain Planner      iCollaboration's Supply Chain Planner is a
                          constraint-based planning application that enables
                          organizations to coordinate and synchronize global
                          supply chain activities, including procurement,
                          production and distribution. Supply Chain Planner
                          uses a detailed, supply chain model that accounts for
                          multiple production and distribution sites,
                          transportation networks and supplier and customer
                          connections to model enterprise-wide material and
                          capacity constraints.
-------------------------------------------------------------------------------
Available-to-Promise      iCollaboration's Available-to-Promise, or ATP,
                          enables companies and electronic exchanges to
                          provide their customers with real-time
                          available-to-promise and capable-to-promise
                          information. ATP simultaneously considers a
                          variety of constraints provided by Supply
                          Chain Planner, including current and
                          projected inventory positions, production and
                          distribution capacity, appropriate
                          substitution and configuration alternatives
                          and the priorities of competing commitments.
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Planet Planner          iCollaboration's Plant Planner is a constraint-based planning application designed to optimize plant-level operations while respecting strategic business constraints, such as customer priority.
                        Plant Planner uses configurable business rules to model complex production processes and advanced planning algorithms to quickly process and route large numbers of jobs. Plant Planer improves both the reliability and feasibility of production plans by balancing material and capacity constraints with supplier constraints and customer preferences as they change.
----------------------------------------------------------------------------------------------------------------------------
Strategic Planner       iCollaborations's Strategic Planner is a scenario-based, long-horizon planning and optimization application that enables companies to design their supply chain and business processes to achieve strategic business objectives, improve customer service levels and more accurately predict the impact of supply chain decisions on short-and long-term financial performance.
----------------------------------------------------------------------------------------------------------------------------
Collaborative Demand    iCollaboration's Collaborative Demand Planner enables multiple users within and outside the
Planner                 enterprise to collaboratively plan for future demand. Designed for enterprises in demand-volatile industries where historical information cannot accurately predict future demand, Collaborative
                        Demand Planner enables users to securely view, analyze and publish changes to forecasted demand.
                        Collaborative Demand Planner allows enterprises to quickly reach a consensus forecast based on the input of a wide range of users.
----------------------------------------------------------------------------------------------------------------------------
Collaborative Supply    iCollaboration's Collaborative Supply Planner will complement Collaborative Demand Planner by
Planner                 enabling enterprises to provide their suppliers with visibility into forecasted demand over the
                        Internet. Collaborative Supply Planner will enable enterprises to collaborate with their suppliers on component-level demand from Supply Chain Planner.
----------------------------------------------------------------------------------------------------------------------------
Product Development     iCollaboration's Product Development Planner is designed to enable enterprises to optimize
Planner                 their product development processes by intelligently allocating design resources, synchronizing multiple development projects and scheduling sequence-dependent activities. Product Development
                        Planner uses a constraint-based planning engine to generate product development plans that are based on the enterprise's constraints.
----------------------------------------------------------------------------------------------------------------------------
Shop Floor Sequencer    iCollaboration's Shop Floor Sequencer translates work orders into detailed execution instructions for shop floor systems and sequences jobs across multiple plant resources to efficiently meet production requirements. Shop Floor Sequencer functions as an intelligent buffer between the production plan and shop floor systems and can reduce the impact of unexpected events--such as machine outages or inventory shortfalls--by automatically re-sequencing production events.
----------------------------------------------------------------------------------------------------------------------------
Business Agents         -  ICOLLABORATION'S ATP AGENT is embedded in external applications, such as an order entry system, and works with our Available to Promise application to provide customers with real-time order promising information.

                        -  ICOLLABORATION'S BUSINESS ALERT AGENT is an exception-based messaging system that monitors supply chain activities and sends alerts when user-defined thresholds are exceeded.

                        -  ICOLLABORATION'S CUSTOMER AGENT monitors order status and notifies customers when user-defined thresholds are exceeded.

                        -  ICOLLABORATION'S SUPPLIER AGENT monitors the status of ordered components and provides users with immediate access to material requirement information when new production plans are created.
----------------------------------------------------------------------------------------------------------------------------
Unified Data Server     iCollaboration's Unified Data Server provides persistent data storage for all iCollaboration modules via a relational database. Unified Data Server manages the data required for distributed supply chain planning by enabling data.
----------------------------------------------------------------------------------------------------------------------------


                                       12

----------------------------------------------------------------------------------------------------------------------------
                        communication between multiple Unified Data Server instances and supporting multiple supply chain models.
----------------------------------------------------------------------------------------------------------------------------
Supply Chain            iCollaboration's Supply Chain Controller is the workflow and integration module for the
Controller              iCollaboration suite. Supply Chain Controller consists of a graphical workflow modeling tool, application programming interfaces and certified connectors to external data sources and applications.
----------------------------------------------------------------------------------------------------------------------------


SILICON VALLEY BANK


CERTIFIED RESOLUTION AND INCUMBENCY CERTIFICATE


BORROWER:      ADEXA, INC.,
               A CORPORATION ORGANIZED UNDER THE LAWS OF
               THE STATE OF CALIFORNIA

DATE:     AUGUST 22, 2000

I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

    RESOLVED, that this corporation* borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require**.

    *MAY

    **UP TO TEN MILLION ($10,000,000)  PRINCIPAL AMOUNT

    RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

    RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or* Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

    *ASSISTANT

   The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

   NAMES                                      OFFICE(S)                                   ACTUAL SIGNATURES
      Stephanie Hamilton                        CAO, VP                                     /s/ Stephanie Hamilton
   ------------------------------             ---------------------------------           X---------------------------

   ------------------------------             ---------------------------------           X---------------------------

   ------------------------------             ---------------------------------           X---------------------------

   ------------------------------             ---------------------------------           X---------------------------

   IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                               /s/ Stephanie Hamilton
                                     -------------------------------------------
                                           Secretary or Assistant Secretary
                                                        -------------------

                                            THIS SPACE FOR USE OF FILING OFFICE



FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.


--------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)  B. FILING OFFICE ACCT. # (optional)

--------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

     LEXIS DOCUMENT SERVICES INC.
     PO BOX 2969
     SPRINGFIELD, IL 62708

--------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable):  / / LESSOR/LESSEE  / / CONSIGNOR/CONSIGNEE  / / NON-UCC FILING
-----------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
    -------------------------------------------------------------------------------------------------------------------------------
    1a. ENTITY'S NAME
        ADEXA, INC.
OR  -------------------------------------------------------------------------------------------------------------------------------
    1b. INDIVIDUAL'S LAST NAME                                    FIRST NAME             MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                               CITY                   STATE     COUNTRY    POSTAL CODE
    5933 WEST CENTURY BLVD. #1220                                 LOS ANGELES            CA        USA        90045
-----------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL        1e. TYPE OF ENTITY    1f. ENTITY'S STATE     1g. ENTITY'S ORGANIZATIONAL I.D.#, if any
                          ADD'NL INFO RE                              OR COUNTRY OF
                          ENTITY DEBTOR                               ORGANIZATION                                        / / NONE
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
    -------------------------------------------------------------------------------------------------------------------------------
    2a. ENTITY'S NAME

OR  -------------------------------------------------------------------------------------------------------------------------------
    2b. INDIVIDUAL'S LAST NAME                                    FIRST NAME             MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                               CITY                   STATE     COUNTRY    POSTAL CODE

-----------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL        2e. TYPE OF ENTITY    2f. ENTITY'S STATE     2g. ENTITY'S ORGANIZATIONAL I.D.#, if any
                          ADD'NL INFO RE                              OR COUNTRY OF
                          ENTITY DEBTOR                               ORGANIZATION                                        / / NONE
-----------------------------------------------------------------------------------------------------------------------------------
3.  SECURED PARTY'S (ORIGINAL S/P or IT'S TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only secured party name (3a or 3b)
    -------------------------------------------------------------------------------------------------------------------------------
    3a. ENTITY'S NAME
        SILICON VALLEY BANK
OR  -------------------------------------------------------------------------------------------------------------------------------
    3b. INDIVIDUAL'S LAST NAME                                    FIRST NAME             MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                               CITY                   STATE     COUNTRY    POSTAL CODE
    3003 TASMAN DRIVE, MAIL SORT NC-661                           SANTA CLARA            CA        USA        95054
-----------------------------------------------------------------------------------------------------------------------------------
4.  This FINANCING STATEMENT covers the following types or items of property:
    Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired, and wherever located, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party: All "accounts," "general intangibles," "chattel paper," "documents,"
    "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," " fixtures," "equipment," "investment property," "securities," "financial assets," "securities accounts," and "security settlements" as such terms are defined in the California Uniform Commercial Code in effect on the date hereof, and all other types or items of property described on
    Exhibit A hereto (but this Financing Statement shall be fully effective notwithstanding any lack of any Exhibit A). Debtor is not authorized to sell, transfer, or further encumber any of the foregoing collateral, except for the sale of finished inventory in the ordinary course of business.

                                                                                 CA-S0S
-----------------------------------------------------------------------------------------------------------------------------------
5.  CHECK  / /       This FINANCING STATEMENT is signed by the Secured Party instead of    7.  If filed in Florida (check one)
    BOX              the Debtor to perfect a security interest (a) in collateral already       / / Documentary  / / Documentary
    (if applicable)  subject to a security interest in another jurisdiction when it was            stamp tax        stamp
                     brought into this state, or when the debtor's location was changed            paid             tax not
                     to this state, or (b) in accordance with other statutory provisions                            applicable
                     (additional data may be required)
-----------------------------------------------------------------------------------------------------------------------------------
6.  REQUIRED SIGNATURE(S)                                                           8. / / This FINANCING STATEMENT is to be filed
                                                                                           (for record) (or recorded) in the REAL
                                                                                           ESTATE RECORDS
    ADEXA, INC.   /s/ [ILLEGIBLE], CFO                                                     Attach Addendum          (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    9. Check to REQUEST SEARCH CERTIFICATE(S) on
                                                                                       Debtor(s) (ADDITIONAL FEE)
                                                                                       (optional)    / / All Debtors / /Debtor 1
                                                                                                     / / Debtor 2
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            [LOGO]


                                 EXHIBIT "A"
              TO FINANCING STATEMENT AND SECURITY AGREEMENT

     This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property (in addition to, and without limiting the types of property set forth on page 1 hereof):

     All "Inventory", "Equipment", "Receivables", and "General Intangibles", including, without limitation, all of Debtor's "Deposit Accounts" (as the foregoing terms are defined below), and all money, and all property now or at any time in the future in Secured Party's possession (including claims and credit balances), and all proceeds of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing.

     As used in this Exhibit A the following terms have the following meanings:

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of California at the date hereof.

     "Deposit Account" has the meaning set forth in Section 9105 of the Code.

     "Equipment" means all of Debtor's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Debtor's operations or owned by Debtor and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "General Intangibles" means all general intangibles of Debtor, whether now owned or hereafter created or acquired by Debtor, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against Secured Party, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Debtor, all rights to indemnification and all other intangible property of every kind and nature.

     "Inventory" means all of Debtor's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "Receivables" means all of Debtor's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Debtor, all guaranties and other security therefor, all merchandise returned to or repossessed by Debtor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

                                            THIS SPACE FOR USE OF FILING OFFICE



FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.


--------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)  B. FILING OFFICE ACCT. # (optional)

--------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

     LEXIS DOCUMENT SERVICES INC.
     PO BOX 2969
     SPRINGFIELD, IL 62708

--------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable):  / / LESSOR/LESSEE  / / CONSIGNOR/CONSIGNEE  / / NON-UCC FILING
-----------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
    -------------------------------------------------------------------------------------------------------------------------------
    1a. ENTITY'S NAME
        ADEXA, INC.
OR  -------------------------------------------------------------------------------------------------------------------------------
    1b. INDIVIDUAL'S LAST NAME                                    FIRST NAME             MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                               CITY                   STATE     COUNTRY    POSTAL CODE
    5933 WEST CENTURY BLVD. #1220                                 LOS ANGELES            CA        USA        90045
-----------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL        1e. TYPE OF ENTITY    1f. ENTITY'S STATE     1g. ENTITY'S ORGANIZATIONAL I.D.#, if any
                          ADD'NL INFO RE                              OR COUNTRY OF
                          ENTITY DEBTOR                               ORGANIZATION                                        / / NONE
-----------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
    -------------------------------------------------------------------------------------------------------------------------------
    2a. ENTITY'S NAME

OR  -------------------------------------------------------------------------------------------------------------------------------
    2b. INDIVIDUAL'S LAST NAME                                    FIRST NAME             MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                               CITY                   STATE     COUNTRY    POSTAL CODE

-----------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL        2e. TYPE OF ENTITY    2f. ENTITY'S STATE     2g. ENTITY'S ORGANIZATIONAL I.D.#, if any
                          ADD'NL INFO RE                              OR COUNTRY OF
                          ENTITY DEBTOR                               ORGANIZATION                                        / / NONE
-----------------------------------------------------------------------------------------------------------------------------------
3.  SECURED PARTY'S (ORIGINAL S/P or IT'S TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only secured party name (3a or 3b)
    -------------------------------------------------------------------------------------------------------------------------------
    3a. ENTITY'S NAME
        SILICON VALLEY BANK
OR  -------------------------------------------------------------------------------------------------------------------------------
    3b. INDIVIDUAL'S LAST NAME                                    FIRST NAME             MIDDLE NAME               SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                               CITY                   STATE     COUNTRY    POSTAL CODE
    3003 TASMAN DRIVE, MAIL SORT NC-661                           SANTA CLARA            CA        USA        95054
-----------------------------------------------------------------------------------------------------------------------------------
4.  This FINANCING STATEMENT covers the following types or items of property:
    Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired, and wherever located, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party: All "accounts," "general intangibles," "chattel paper," "documents,"
    "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," " fixtures," "equipment," "investment property," "securities," "financial assets," "securities accounts," and "security settlements" as such terms are defined in the California Uniform Commercial Code in effect on the date hereof, and all other types or items of property described on
    Exhibit A hereto (but this Financing Statement shall be fully effective notwithstanding any lack of any Exhibit A). Debtor is not authorized to sell, transfer, or further encumber any of the foregoing collateral, except for the sale of finished inventory in the ordinary course of business.

                                                                                 CA-S0S
-----------------------------------------------------------------------------------------------------------------------------------
5.  CHECK  / /       This FINANCING STATEMENT is signed by the Secured Party instead of    7.  If filed in Florida (check one)
    BOX              the Debtor to perfect a security interest (a) in collateral already       / / Documentary  / / Documentary
    (if applicable)  subject to a security interest in another jurisdiction when it was            stamp tax        stamp
                     brought into this state, or when the debtor's location was changed            paid             tax not
                     to this state, or (b) in accordance with other statutory provisions                            applicable
                     (additional data may be required)
-----------------------------------------------------------------------------------------------------------------------------------
6.  REQUIRED SIGNATURE(S)                                                           8. / / This FINANCING STATEMENT is to be filed
                                                                                           (for record) (or recorded) in the REAL
                                                                                           ESTATE RECORDS
    ADEXA, INC.   /s/ [ILLEGIBLE], CFO                                                     Attach Addendum          (if applicable)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    9. Check to REQUEST SEARCH CERTIFICATE(S) on
                                                                                       Debtor(s) (ADDITIONAL FEE)
                                                                                       (optional)    / / All Debtors / /Debtor 1
                                                                                                     / / Debtor 2
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            [LOGO]


                                 EXHIBIT "A"
              TO FINANCING STATEMENT AND SECURITY AGREEMENT

     This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property (in addition to, and without limiting the types of property set forth on page 1 hereof):

     All "Inventory", "Equipment", "Receivables", and "General Intangibles", including, without limitation, all of Debtor's "Deposit Accounts" (as the foregoing terms are defined below), and all money, and all property now or at any time in the future in Secured Party's possession (including claims and credit balances), and all proceeds of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing.

     As used in this Exhibit A the following terms have the following meanings:

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of California at the date hereof.

     "Deposit Account" has the meaning set forth in Section 9105 of the Code.

     "Equipment" means all of Debtor's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Debtor's operations or owned by Debtor and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "General Intangibles" means all general intangibles of Debtor, whether now owned or hereafter created or acquired by Debtor, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against Secured Party, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Debtor, all rights to indemnification and all other intangible property of every kind and nature.

     "Inventory" means all of Debtor's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "Receivables" means all of Debtor's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Debtor, all guaranties and other security therefor, all merchandise returned to or repossessed by Debtor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.


                       FORM UCC-1/UNIFORM COMMERCIAL CODE/FINANCING STATEMENT/STATE OF CONNECTICUT/Rev 10/97
                               PLEASE TYPE OR PRINT-SEE REVERSE SIDE FOR COMPLETE INSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
              SPACE FOR OFFICE USE ONLY                                                    SPACE FOR OFFICE USE ONLY
                  WORK ORDER NUMBER                                                            FILING NUMBER



----------------------------------------------------------------------------------------------------------------------------------
1. SPECIAL DEBTOR/COLLATERAL INFORMATION-CHECK AND COMPLETE IF APPLICABLE
   a.  Debtor is transmitting utility as defined in section 424-9-402 of the Connecticut General Statutes.
---
   b.  Debtor does not have an interest of record. The name of the owner of such interest is______________________________________
---
 X c.  Products of collateral are claimed and thus covered.
---
   d.  (The Collateral is crops) The below described crops are growing or are to be gorwn on; (describe the real estate below or
---    on a separate sheet)
   e.  (The below goods are to become fixtures) Describe real estate below or on a separate sheet and file a financing statement
---    on the real estate records.
   f.  Party named in secured party block is a LESSOR and party named in debtor block is a LESSEE.
---
   g.  Party named in secured party block is a CONSIGNOR and party named in debtor block is a CONSIGNEE.
---                                                                                       CT-SOS
----------------------------------------------------------------------------------------------------------------------------------
2. DEBTOR'S EXACT LEGAL NAME- Attach 8 1/2" x 11" sheet to present additional              / / Check here for additional debtors.
   debtor information.
              --------------------------------------------------------------------------------------------------------------------
                      LAST NAME                 FIRST NAME           MIDDLE NAME            SUFFIX          S.S. NUMBER
IF INDIVIDUAL
              --------------------------------------------------------------------------------------------------------------------
IF BUSINESS           NAME                                                                  TAXPAYER I.D. #
                ADEXA, INC.
----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)            CITY               STATE                 COUNTRY             POSTAL CODE
5933 WEST CENTURY BLVD. #1220                   LOS ANGELES        CA                    USA                 90045
----------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S FULL LEGAL NAME- Attach 8 1/2" x 11" sheet to present additional secured party information in conformity with the statement below.
              --------------------------------------------------------------------------------------------------------------------
                      LAST NAME                 FIRST NAME           MIDDLE NAME            SUFFIX          S.S. NUMBER
IF INDIVIDUAL
              --------------------------------------------------------------------------------------------------------------------
IF BUSINESS           NAME                                                                  TAXPAYER I.D. #
              SILICON VALLEY BANK
----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)            CITY               STATE                 COUNTRY             POSTAL CODE
3003 TASMAN DRIVE, MAIL SORT NC-661             SANTA CLARA        CA                    USA                 95054
----------------------------------------------------------------------------------------------------------------------------------
4. (IF APPLICABLE) ASSIGNEE'S FULL LEGAL NAME
   debtor information.
              --------------------------------------------------------------------------------------------------------------------
                      LAST NAME                 FIRST NAME           MIDDLE NAME            SUFFIX          S.S. NUMBER
IF INDIVIDUAL
              --------------------------------------------------------------------------------------------------------------------
IF BUSINESS           NAME                                                                  TAXPAYER I.D. #

----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)            CITY               STATE                 COUNTRY             POSTAL CODE

----------------------------------------------------------------------------------------------------------------------------------
5.  THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (or items) OF PROPERTY (Describe):
    Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired, and wherever located, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party: All "accounts," "general intangibles," "chattel paper," "documents,"
    "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," " fixtures," "equipment," "investment property," "securities," "financial assets," " securities accounts," and "security entitlements" as such terms are defined in the California Uniform Commercial Code in effect on the date hereof, and all other types or items of property described on
    Exhibit A hereto (but this Financing Statement shall be fully effective notwithstanding any lack of any Exhibit A). Debtor is not authorized to sell, transfer, or further encumber any of the foregoing collateral, except for the sale of finished inventory in the ordinary course of business.

    NUMBER OF ADDITIONAL SHEETS PRESENTED  1
                                         -----

----------------------------------------------------------------------------------------------------------------------------------
ADEXA, INC.                                                           SILICON VALLEY BANK
/s/ [ILLEGIBLE], CFO
----------------------------------------------                        ---------------------------------------------------
SIGNATURE OF DEBTOR (or Assignor)                                     SIGNATURE OF SECURED PARTY (or Assignee)
----------------------------------------------------------------------------------------------------------------------------------


                                 EXHIBIT "A"
              TO FINANCING STATEMENT AND SECURITY AGREEMENT

     This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property (in addition to, and without limiting the types of property set forth on page 1 hereof):

     All "Inventory", "Equipment", "Receivables", and "General Intangibles", including, without limitation, all of Debtor's "Deposit Accounts" (as the foregoing terms are defined below), and all money, and all property now or at any time in the future in Secured Party's possession (including claims and credit balances), and all proceeds of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing.

     As used in this Exhibit A the following terms have the following meanings:

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of California at the date hereof.

     "Deposit Account" has the meaning set forth in Section 9105 of the Code.

     "Equipment" means all of Debtor's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Debtor's operations or owned by Debtor and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "General Intangibles" means all general intangibles of Debtor, whether now owned or hereafter created or acquired by Debtor, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against Secured Party, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Debtor, all rights to indemnification and all other intangible property of every kind and nature.

     "Inventory" means all of Debtor's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "Receivables" means all of Debtor's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Debtor, all guaranties and other security therefor, all merchandise returned to or repossessed by Debtor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.


                       FORM UCC-1/UNIFORM COMMERCIAL CODE/FINANCING STATEMENT/STATE OF CONNECTICUT/Rev 10/97
                               PLEASE TYPE OR PRINT-SEE REVERSE SIDE FOR COMPLETE INSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
              SPACE FOR OFFICE USE ONLY                                                    SPACE FOR OFFICE USE ONLY
                  WORK ORDER NUMBER                                                            FILING NUMBER



----------------------------------------------------------------------------------------------------------------------------------
1. SPECIAL DEBTOR/COLLATERAL INFORMATION-CHECK AND COMPLETE IF APPLICABLE
   a.  Debtor is transmitting utility as defined in section 424-9-402 of the Connecticut General Statutes.
---
   b.  Debtor does not have an interest of record. The name of the owner of such interest is______________________________________
---
 X c.  Products of collateral are claimed and thus covered.
---
   d.  (The Collateral is crops) The below described crops are growing or are to be gorwn on; (describe the real estate below or
---    on a separate sheet)
   e.  (The below goods are to become fixtures) Describe real estate below or on a separate sheet and file a financing statement
---    on the real estate records.
   f.  Party named in secured party block is a LESSOR and party named in debtor block is a LESSEE.
---
   g.  Party named in secured party block is a CONSIGNOR and party named in debtor block is a CONSIGNEE.
---                                                                                       CT-SOS
----------------------------------------------------------------------------------------------------------------------------------
2. DEBTOR'S EXACT LEGAL NAME- Attach 8 1/2" x 11" sheet to present additional              / / Check here for additional debtors.
   debtor information.
              --------------------------------------------------------------------------------------------------------------------
                      LAST NAME                 FIRST NAME           MIDDLE NAME            SUFFIX          S.S. NUMBER
IF INDIVIDUAL
              --------------------------------------------------------------------------------------------------------------------
IF BUSINESS           NAME                                                                  TAXPAYER I.D. #
                ADEXA, INC.
----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)            CITY               STATE                 COUNTRY             POSTAL CODE
5933 WEST CENTURY BLVD. #1220                   LOS ANGELES        CA                    USA                 90045
----------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S FULL LEGAL NAME- Attach 8 1/2" x 11" sheet to present additional secured party information in conformity with the statement below.
              --------------------------------------------------------------------------------------------------------------------
                      LAST NAME                 FIRST NAME           MIDDLE NAME            SUFFIX          S.S. NUMBER
IF INDIVIDUAL
              --------------------------------------------------------------------------------------------------------------------
IF BUSINESS           NAME                                                                  TAXPAYER I.D. #
              SILICON VALLEY BANK
----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)            CITY               STATE                 COUNTRY             POSTAL CODE
3003 TASMAN DRIVE, MAIL SORT NC-661             SANTA CLARA        CA                    USA                 95054
----------------------------------------------------------------------------------------------------------------------------------
4. (IF APPLICABLE) ASSIGNEE'S FULL LEGAL NAME
   debtor information.
              --------------------------------------------------------------------------------------------------------------------
                      LAST NAME                 FIRST NAME           MIDDLE NAME            SUFFIX          S.S. NUMBER
IF INDIVIDUAL
              --------------------------------------------------------------------------------------------------------------------
IF BUSINESS           NAME                                                                  TAXPAYER I.D. #

----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)            CITY               STATE                 COUNTRY             POSTAL CODE

----------------------------------------------------------------------------------------------------------------------------------
5.  THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (or items) OF PROPERTY (Describe):
    Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired, and wherever located, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party: All "accounts," "general intangibles," "chattel paper," "documents,"
    "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," " fixtures," "equipment," "investment property," "securities," "financial assets," " securities accounts," and "security entitlements" as such terms are defined in the California Uniform Commercial Code in effect on the date hereof, and all other types or items of property described on
    Exhibit A hereto (but this Financing Statement shall be fully effective notwithstanding any lack of any Exhibit A). Debtor is not authorized to sell, transfer, or further encumber any of the foregoing collateral, except for the sale of finished inventory in the ordinary course of business.

    NUMBER OF ADDITIONAL SHEETS PRESENTED  1
                                         -----

----------------------------------------------------------------------------------------------------------------------------------
ADEXA, INC.                                                           SILICON VALLEY BANK
/s/ [ILLEGIBLE], CFO
----------------------------------------------                        ---------------------------------------------------
SIGNATURE OF DEBTOR (or Assignor)                                     SIGNATURE OF SECURED PARTY (or Assignee)
----------------------------------------------------------------------------------------------------------------------------------


                                 EXHIBIT "A"
              TO FINANCING STATEMENT AND SECURITY AGREEMENT

     This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property (in addition to, and without limiting the types of property set forth on page 1 hereof):

     All "Inventory", "Equipment", "Receivables", and "General Intangibles", including, without limitation, all of Debtor's "Deposit Accounts" (as the foregoing terms are defined below), and all money, and all property now or at any time in the future in Secured Party's possession (including claims and credit balances), and all proceeds of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing.

     As used in this Exhibit A the following terms have the following meanings:

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of California at the date hereof.

     "Deposit Account" has the meaning set forth in Section 9105 of the Code.

     "Equipment" means all of Debtor's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Debtor's operations or owned by Debtor and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "General Intangibles" means all general intangibles of Debtor, whether now owned or hereafter created or acquired by Debtor, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against Secured Party, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Debtor, all rights to indemnification and all other intangible property of every kind and nature.

     "Inventory" means all of Debtor's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "Receivables" means all of Debtor's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Debtor, all guaranties and other security therefor, all merchandise returned to or repossessed by Debtor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.


THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR
FILING PURSUANT TO THE UNIFORM COMMERCIAL CODE, STATE OF GEORGIA.
---------------------------------------------------------------------
1A.  Debtor Name and Mailing Address:    / / Individual (Last, First,
                                             Middle Name)
     ADEXA, INC.                         /X/ Business (Legal
     5933 WEST CENTURY BLVD.                 Business Name)
     #1220
     LOS ANGELES, CA 90045

1B.  Enter Social Security/Tax ID#___________  1C. / /Check if exempt under Item 6
---------------------------------------------------------------------
2A.  Debtor Name and Mailing Address:    / / Individual (Last, First,
                                             Middle Name)
                                         / / Business (Legal
                                             Business Name)

2B.  Enter Social Security/Tax ID#___________  2C. / /Check if exempt      ABOVE SPACE FOR RECORDING INFORMATION ONLY
                                                      under Item 6
---------------------------------------------------------------------  5. Assignee Name and Mailing Address  / / Individual (Last,
3A.  Debtor Name and Mailing Address:    / / Individual (Last, First,                                            First, Middle
                                             Middle Name)                                                        Name)
                                         / / Business (Legal                                                 / / Business (Legal
                                             Business Name)                                                      Business Name)
                                                                      ------------------------------------------------------------
                                                                       6. Exceptions for Social Security/Tax ID# - O.C.G.A.
                                                                          11.9.4021(9): Financing Statement filed to perfect a
                                                                          security interest in collateral already subject to a
3B.  Enter Social Security/Tax ID#___________  3C. / /Check if exempt     security interest in another jurisdiction when it is
                                                      under Item 6        brought into this state or when the debtor's location
----------------------------------------------------------------------    is changed to this state, or the debtor is not required
4. Secured Party Name and Mailing        / / Individual (Last, First,     have such a number.
   Address:                                  Middle Name)              ------------------------------------------------------------
                                         /X/ Business (Legal            7. / / Check Only if BOTH: (I) Collateral is consumer
   SILICON VALLEY BANK                       Business Name)                    goods as defined in O.C.G.A. 11.9.109 and (II) the
   3003 TASMAN DRIVE, MAIL                                                     secured obligation is originally $5,000 or less,
   SORT NC-661                                                                 and give maturity date (MONTH/DAY/YEAR) or state
   SANTA CLARA, CA 95054                                                       "None" ________________________________.
                                                                       ------------------------------------------------------------
                                                                        8. Check ONLY if applicable.
                                                                           A. / / Collateral on Consignment.
                                                                           B. / / Collateral on Lease.
-----------------------------------------------------------------------------------------------------------------------------------
9A. This financing statement covers the following types or items of collateral:         9C. Enter collateral code(s) from back of
    Debtor hereby grants Secured Party a security interest in all of the following,         form that best describes collateral
    whether now owned or hereafter acquired, and wherever located, as collateral for        covered by this filing:
    the payment and performance of all present and future indebtedness, liabilities,
    guarantees and obligations of Debtor to Secured Party: All "accounts," "general           0100             0700
    intangibles," "chattel paper," "documents," "letters of credit," "instruments,"         ----------       ----------
    "deposit accounts," "inventory," "farm products," "fixtures," "equipment,"                0200             0900
    "investment property," "securities," "financial assets," "securities accounts,"         ----------       ----------
    and "security settlements" as such terms are defined in the California Uniform            0300             1000
    Commercial Code in effect on the date hereof, and all other types or items of           ----------       ----------
    property described on Exhibit A hereto (but this Financing Statement shall be             0400             1100
    fully effective notwithstanding any lack of any Exhibit A). Debtor is not               ----------       ----------
    authorized to sell, transfer, or further encumber any of the foregoing                    0500             1200
    collateral, except for the sale of finished inventory in the ordinary course            ----------       ----------
    of business.                                                                              0600             1300
                                                                                            ----------       ----------
                                                                                        ------------------------------------------
                                                                                        9D. Number of additional sheets presented:
9B. /X/ Products of collateral are also covered.                                                                1
                                                                                                               ---
-----------------------------------------------------------------------------------------------------------------------------------
10. Check if applicable and include reasonable description of real estate in Item 9A:
    A. / / Crops growing or to be grown.  B. / / Minerals or the like (including oil and gas)   C. / / Fixture filing pursuant to
                                                 or accounts subject to O.C.G.A. 11.9-103(5).          O.C.G.A. 11-9-313.
-----------------------------------------------------------------------------------------------------------------------------------
11. Name of the Record Owner(s) of Record Lease(s) (if debtor does not have an interest of record in the real estate):

-----------------------------------------------------------------------------------------------------------------------------------
12. County or Counties in which the affected real setae is located (Must be identified if filing covers crops, mineral or fixtures):

--------------  ---------------  --------------  ---------------  ---------------  ---------------  --------------  ---------------
-----------------------------------------------------------------------------------------------------------------------------------
13. This statement is filed without the debtor's signature to perfect a security interest in collateral (check only if applicable):
    A.  / / already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state;
    B.  / / which is proceeds of the original collateral description above in which a security interest was perfected;
    C.  / / as to which the filing has lapsed;
    D.  / / acquired after a change of debtor's name, identity or corporate structure; or
    E.  / / described in a security agreement/real estate mortgage attached hereto in accordance with
            O.C.G.A. 11.9.402(1).                                                                             GA-Barrow County
-----------------------------------------------------------------------------------------------------------------------------------
14. Signature(s) of Debtor(s)                                             15. Signature(s) of Secured Party(ies)
    ADEXA, INC.                                                               SILICON VALLEY BANK
    --------------------------------------------------                        -----------------------------------------------------
    /s/ [ILLEGIBLE], CFO
    --------------------------------------------------                        -----------------------------------------------------

    --------------------------------------------------                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
15. Return Copy To: Name and Address                                          STATE OF GEORGIA - FINANCING STATEMENT
        LEXIS DOCUMENT SERVICES INC.                                                  UCC-1 (REVISED 1/1/1995)
        PO BOX 2969
        SPRINGFIELD, IL 62708                                                            FORM MUST BE TYPED
                                                                                     READ INSTRUCTIONS ON BACK
                                                                                      BEFORE FILLING OUT FORM.
STANDARD FORM UCC-1 - APPROVED 1/1/1996 BY GEORGIA SUPERIOR COURT
CLERK'S COOPERATIVE AUTHORITY


                                 EXHIBIT "A"
              TO FINANCING STATEMENT AND SECURITY AGREEMENT

     This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property (in addition to, and without limiting the types of property set forth on page 1 hereof):

     All "Inventory", "Equipment", "Receivables", and "General Intangibles", including, without limitation, all of Debtor's "Deposit Accounts" (as the foregoing terms are defined below), and all money, and all property now or at any time in the future in Secured Party's possession (including claims and credit balances), and all proceeds of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing.

     As used in this Exhibit A the following terms have the following meanings:

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of California at the date hereof.

     "Deposit Account" has the meaning set forth in Section 9105 of the code.

     "Equipment" means all of Debtor's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Debtor's operations or owned by Debtor and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "General Intangibles" means all general intangibles of Debtor, whether now owned or hereafter created or acquired by Debtor, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against Secured Party, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Debtor, all rights to indemnification and all other intangible property of every kind and nature.

     "Inventory" means all of Debtor's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "Receivables" means all of Debtor's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Debtor, all guaranties and other security therefor, all merchandise returned to or repossessed by Debtor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.


THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR
FILING PURSUANT TO THE UNIFORM COMMERCIAL CODE, STATE OF GEORGIA.
---------------------------------------------------------------------
1A.  Debtor Name and Mailing Address:    / / Individual (Last, First,
                                             Middle Name)
     ADEXA, INC.                         /X/ Business (Legal
     5933 WEST CENTURY BLVD.                 Business Name)
     #1220
     LOS ANGELES, CA 90045

1B.  Enter Social Security/Tax ID#___________  1C. / /Check if exempt under Item 6
---------------------------------------------------------------------
2A.  Debtor Name and Mailing Address:    / / Individual (Last, First,
                                             Middle Name)
                                         / / Business (Legal
                                             Business Name)

2B.  Enter Social Security/Tax ID#___________  2C. / /Check if exempt      ABOVE SPACE FOR RECORDING INFORMATION ONLY
                                                      under Item 6
---------------------------------------------------------------------  5. Assignee Name and Mailing Address  / / Individual (Last,
3A.  Debtor Name and Mailing Address:    / / Individual (Last, First,                                            First, Middle
                                             Middle Name)                                                        Name)
                                         / / Business (Legal                                                 / / Business (Legal
                                             Business Name)                                                      Business Name)
                                                                      ------------------------------------------------------------
                                                                       6. Exceptions for Social Security/Tax ID# - O.C.G.A.
                                                                          11.9.4021(9): Financing Statement filed to perfect a
                                                                          security interest in collateral already subject to a
3B.  Enter Social Security/Tax ID#___________  3C. / /Check if exempt     security interest in another jurisdiction when it is
                                                      under Item 6        brought into this state or when the debtor's location
----------------------------------------------------------------------    is changed to this state, or the debtor is not required
4. Secured Party Name and Mailing        / / Individual (Last, First,     have such a number.
   Address:                                  Middle Name)              ------------------------------------------------------------
                                         /X/ Business (Legal            7. / / Check Only if BOTH: (I) Collateral is consumer
   SILICON VALLEY BANK                       Business Name)                    goods as defined in O.C.G.A. 11.9.109 and (II) the
   3003 TASMAN DRIVE, MAIL                                                     secured obligation is originally $5,000 or less,
   SORT NC-661                                                                 and give maturity date (MONTH/DAY/YEAR) or state
   SANTA CLARA, CA 95054                                                       "None" ________________________________.
                                                                       ------------------------------------------------------------
                                                                        8. Check ONLY if applicable.
                                                                           A. / / Collateral on Consignment.
                                                                           B. / / Collateral on Lease.
-----------------------------------------------------------------------------------------------------------------------------------
9A. This financing statement covers the following types or items of collateral:         9C. Enter collateral code(s) from back of
    Debtor hereby grants Secured Party a security interest in all of the following,         form that best describes collateral
    whether now owned or hereafter acquired, and wherever located, as collateral for        covered by this filing:
    the payment and performance of all present and future indebtedness, liabilities,
    guarantees and obligations of Debtor to Secured Party: All "accounts," "general           0100             0700
    intangibles," "chattel paper," "documents," "letters of credit," "instruments,"         ----------       ----------
    "deposit accounts," "inventory," "farm products," "fixtures," "equipment,"                0200             0900
    "investment property," "securities," "financial assets," "securities accounts,"         ----------       ----------
    and "security settlements" as such terms are defined in the California Uniform            0300             1000
    Commercial Code in effect on the date hereof, and all other types or items of           ----------       ----------
    property described on Exhibit A hereto (but this Financing Statement shall be             0400             1100
    fully effective notwithstanding any lack of any Exhibit A). Debtor is not               ----------       ----------
    authorized to sell, transfer, or further encumber any of the foregoing                    0500             1200
    collateral, except for the sale of finished inventory in the ordinary course            ----------       ----------
    of business.                                                                              0600             1300
                                                                                            ----------       ----------
                                                                                        ------------------------------------------
                                                                                        9D. Number of additional sheets presented:
9B. /X/ Products of collateral are also covered.                                                                1
                                                                                                               ---
-----------------------------------------------------------------------------------------------------------------------------------
10. Check if applicable and include reasonable description of real estate in Item 9A:
    A. / / Crops growing or to be grown.  B. / / Minerals or the like (including oil and gas)   C. / / Fixture filing pursuant to
                                                 or accounts subject to O.C.G.A. 11.9-103(5).          O.C.G.A. 11-9-313.
-----------------------------------------------------------------------------------------------------------------------------------
11. Name of the Record Owner(s) of Record Lease(s) (if debtor does not have an interest of record in the real estate):

-----------------------------------------------------------------------------------------------------------------------------------
12. County or Counties in which the affected real setae is located (Must be identified if filing covers crops, mineral or fixtures):

--------------  ---------------  --------------  ---------------  ---------------  ---------------  --------------  ---------------
-----------------------------------------------------------------------------------------------------------------------------------
13. This statement is filed without the debtor's signature to perfect a security interest in collateral (check only if applicable):
    A.  / / already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state;
    B.  / / which is proceeds of the original collateral description above in which a security interest was perfected;
    C.  / / as to which the filing has lapsed;
    D.  / / acquired after a change of debtor's name, identity or corporate structure; or
    E.  / / described in a security agreement/real estate mortgage attached hereto in accordance with
            O.C.G.A. 11.9.402(1).                                                                             GA-Barrow County
-----------------------------------------------------------------------------------------------------------------------------------
14. Signature(s) of Debtor(s)                                             15. Signature(s) of Secured Party(ies)
    ADEXA, INC.                                                               SILICON VALLEY BANK
    --------------------------------------------------                        -----------------------------------------------------
    /s/ [ILLEGIBLE], CFO
    --------------------------------------------------                        -----------------------------------------------------

    --------------------------------------------------                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
15. Return Copy To: Name and Address                                          STATE OF GEORGIA - FINANCING STATEMENT
        LEXIS DOCUMENT SERVICES INC.                                                  UCC-1 (REVISED 1/1/1995)
        PO BOX 2969
        SPRINGFIELD, IL 62708                                                            FORM MUST BE TYPED
                                                                                     READ INSTRUCTIONS ON BACK
                                                                                      BEFORE FILLING OUT FORM.
STANDARD FORM UCC-1 - APPROVED 1/1/1996 BY GEORGIA SUPERIOR COURT
CLERK'S COOPERATIVE AUTHORITY


                                 EXHIBIT "A"
              TO FINANCING STATEMENT AND SECURITY AGREEMENT

     This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property (in addition to, and without limiting the types of property set forth on page 1 hereof):

     All "Inventory", "Equipment", "Receivables", and "General Intangibles", including, without limitation, all of Debtor's "Deposit Accounts" (as the foregoing terms are defined below), and all money, and all property now or at any time in the future in Secured Party's possession (including claims and credit balances), and all proceeds of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing.

     As used in this Exhibit A the following terms have the following meanings:

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of California at the date hereof.

     "Deposit Account" has the meaning set forth in Section 9105 of the code.

     "Equipment" means all of Debtor's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Debtor's operations or owned by Debtor and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "General Intangibles" means all general intangibles of Debtor, whether now owned or hereafter created or acquired by Debtor, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against Secured Party, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Debtor, all rights to indemnification and all other intangible property of every kind and nature.

     "Inventory" means all of Debtor's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "Receivables" means all of Debtor's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, securities accounts, investment property, documents and all other forms of obligations at any time owing to Debtor, all guaranties and other security therefor, all merchandise returned to or repossessed by Debtor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.


                   This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code.
----------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO. OF ORIG. FINANCING      1A. DATE OF FILING OF ORIG.      1B. DATE OF ORIG. FINANCING    1C. PLACE OF FILING ORIG.
    STATEMENT                            FINANCING STATEMENT              STATEMENT                      FINANCING STATEMENT
      9913160414                              05/05/1999                                                   CA SOS
----------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                                         2A. SOCIAL SECURITY OR
                                                                                                         FEDERAL TAX NO.
      PARAGON MANAGEMENT SYSTEMS, INC.
----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                   2C. CITY, STATE                2D. ZIP CODE
      5933 WEST CENTURY BLVD. #1220                                       LOS ANGELES, CA                 90045
----------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                     3A. SOCIAL SECURITY OR
                                                                                                         FEDERAL TAX NO.
----------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                                   3C. CITY, STATE                3D. ZIP CODE

----------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY                                                                                    4A. SOCIAL SECURITY NO.,
                                                                                                         FEDERAL TAX NO. OR BANK
    NAME  SILICON VALLEY BANK                                                                            TRANSIT AND A.B.A. NO.
    MAILING ADDRESS  3003 TASMAN DRIVE, MAIL SORT NC-661
    CITY  SANTA CLARA                       STATE  CA               ZIP CODE  95054
----------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                               5A. SOCIAL SECURITY NO.,
                                                                                                         FEDERAL TAX NO. OR BANK
    NAME                                                                                                 TRANSIT AND A.B.A. NO.
    MAILING ADDRESS
    CITY                                    STATE                   ZIP CODE
----------------------------------------------------------------------------------------------------------------------------------
6.
    A  / / CONTINUATION -- The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here / / and Insert description of real property on which growing or to be grown in item 7 below.
       ---------------------------------------------------------------------------------------------------------------------------
    B  / / RELEASE -- From the collateral described in the Financing Statement bearing the file number shown above, the Secured
           Party releases the collateral described in item 7 below.
       ---------------------------------------------------------------------------------------------------------------------------
    C  / / ASSIGNMENT -- The Secured Party Certifies that the Secured Party has assigned to the Assignee above named, all the
           Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
       ---------------------------------------------------------------------------------------------------------------------------
    D  / / TERMINATION -- The Secured Party certifies that the Secured Party no longer claims a security interest under the
           Financing Statement bearing the file number shown above.
       ---------------------------------------------------------------------------------------------------------------------------
    E  /X/ AMENDMENT -- The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
           (Signature of Debtor required on all amendments.)
       ---------------------------------------------------------------------------------------------------------------------------
    F  / / OTHER
----------------------------------------------------------------------------------------------------------------------------------
7.  The original financing statement is amended to:

    1.  Change the Debtor's name from "Paragon Management Systems, Inc." to "Adexa, Inc."

    2.  Add "Paragon Management Systems, Inc." as Debtor's tradename.

----------------------------------------------------------------------------------------------------------------------------------
8.                                                                                          C    9. This Space for Use of Filing
                                                    (DATE)___________________ 19_____       O       Officer (Date, Time, Filing
                                                                                            D       Office)
        PARAGON MANAGEMENT SYSTEMS, INC. nka ADEXA, INC.                                    E
     ------------------------------------------------------------------------------------  ---
                                                                                            1
     BY:  /s/  [ILLEGIBLE], CFO
        ---------------------------------------------------------------------------------   2
               SIGNATURE(S) OF DEBTOR(S)                              (TITLE)
                                                                                            3
             SILICON VALLEY BANK
        ---------------------------------------------------------------------------------   4
     BY:
        ---------------------------------------------------------------------------------   5
               SIGNATURE(S) OF SECURED PARTY(IES)                     (TITLE)
-----------------------------------------------------------------------------------------   6
10.                      RETURN COPY TO            CA-S0S
                                                                                            7
    NAME       LEXIS DOCUMENT SERVICES INC
    ADDRESS    PO BOX 2969                                                                  8
    CITY AND   SPRINGFIELD, IL 62708
    STATE                                                                                   9


    (1) FILING OFFICER COPY
    STANDARD FORM-FILING FEE                           Uniform Commercial Code-form UCC-2

                           APPROVED BY THE SECRETARY OF STATE




                   This STATEMENT is presented for filing pursuant to the California Uniform Commercial Code.
----------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO. OF ORIG. FINANCING      1A. DATE OF FILING OF ORIG.      1B. DATE OF ORIG. FINANCING    1C. PLACE OF FILING ORIG.
    STATEMENT                            FINANCING STATEMENT              STATEMENT                      FINANCING STATEMENT
      9913160414                              05/05/1999                                                   CA SOS
----------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                                         2A. SOCIAL SECURITY OR
                                                                                                         FEDERAL TAX NO.
      PARAGON MANAGEMENT SYSTEMS, INC.
----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                   2C. CITY, STATE                2D. ZIP CODE
      5933 WEST CENTURY BLVD. #1220                                       LOS ANGELES, CA                 90045
----------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                                     3A. SOCIAL SECURITY OR
                                                                                                         FEDERAL TAX NO.
----------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                                                   3C. CITY, STATE                3D. ZIP CODE

----------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY                                                                                    4A. SOCIAL SECURITY NO.,
                                                                                                         FEDERAL TAX NO. OR BANK
    NAME  SILICON VALLEY BANK                                                                            TRANSIT AND A.B.A. NO.
    MAILING ADDRESS  3003 TASMAN DRIVE, MAIL SORT NC-661
    CITY  SANTA CLARA                       STATE  CA               ZIP CODE  95054
----------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                               5A. SOCIAL SECURITY NO.,
                                                                                                         FEDERAL TAX NO. OR BANK
    NAME                                                                                                 TRANSIT AND A.B.A. NO.
    MAILING ADDRESS
    CITY                                    STATE                   ZIP CODE
----------------------------------------------------------------------------------------------------------------------------------
6.
    A  / / CONTINUATION -- The original Financing Statement between the foregoing Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here / / and Insert description of real property on which growing or to be grown in item 7 below.
       ---------------------------------------------------------------------------------------------------------------------------
    B  / / RELEASE -- From the collateral described in the Financing Statement bearing the file number shown above, the Secured
           Party releases the collateral described in item 7 below.
       ---------------------------------------------------------------------------------------------------------------------------
    C  / / ASSIGNMENT -- The Secured Party Certifies that the Secured Party has assigned to the Assignee above named, all the
           Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
       ---------------------------------------------------------------------------------------------------------------------------
    D  / / TERMINATION -- The Secured Party certifies that the Secured Party no longer claims a security interest under the
           Financing Statement bearing the file number shown above.
       ---------------------------------------------------------------------------------------------------------------------------
    E  /X/ AMENDMENT -- The Financing Statement bearing the file number shown above is amended as set forth in item 7 below.
           (Signature of Debtor required on all amendments.)
       ---------------------------------------------------------------------------------------------------------------------------
    F  / / OTHER
----------------------------------------------------------------------------------------------------------------------------------
7.  The original financing statement is amended to:

    1.  Change the Debtor's name from "Paragon Management Systems, Inc." to "Adexa, Inc."

    2.  Add "Paragon Management Systems, Inc." as Debtor's tradename.

----------------------------------------------------------------------------------------------------------------------------------
8.                                                                                          C    9. This Space for Use of Filing
                                                    (DATE)___________________ 19_____       O       Officer (Date, Time, Filing
                                                                                            D       Office)
        PARAGON MANAGEMENT SYSTEMS, INC. nka ADEXA, INC.                                    E
     ------------------------------------------------------------------------------------  ---
                                                                                            1
     BY:  /s/  [ILLEGIBLE], CFO
        ---------------------------------------------------------------------------------   2
               SIGNATURE(S) OF DEBTOR(S)                              (TITLE)
                                                                                            3
             SILICON VALLEY BANK
        ---------------------------------------------------------------------------------   4
     BY:
        ---------------------------------------------------------------------------------   5
               SIGNATURE(S) OF SECURED PARTY(IES)                     (TITLE)
-----------------------------------------------------------------------------------------   6
10.                      RETURN COPY TO            CA-S0S
                                                                                            7
    NAME       LEXIS DOCUMENT SERVICES INC
    ADDRESS    PO BOX 2969                                                                  8
    CITY AND   SPRINGFIELD, IL 62708
    STATE                                                                                   9


    (1) FILING OFFICER COPY
    STANDARD FORM-FILING FEE                           Uniform Commercial Code-form UCC-2

                           APPROVED BY THE SECRETARY OF STATE




                                  FORM UCC-3/UNIFORM COMMERCIAL CODE/STATE OF CONNECTICUT
                             PLEASE TYPE OR PRINT - SEE REVERSE SIDE FOR COMPLETE INSTRUCTION           UCC-3
                                                                                                      New. 5/99
----------------------------------------------------------------------------------------------------------------------------------
                 SPACE FOR OFFICE USE ONLY                                            SPACE FOR OFFICE USE ONLY
                    WORK ORDER NUMBER                                                        FILING NUMBER



----------------------------------------------------------------------------------------------------------------------------------
1.  TYPE OF FILING - Place a check mark next to the appropriate selection. Only one selection may be made. CT-SOS
    a.  Continuation: The financing statement between the parties named below and bearing the number indicated in item 3 is
---                   continued for a subsequent term.
 X  b.  Amendment: The financing statement bearing the number indicated in item 3 is amended as set forth in item 7.
---
    c.  Assignment: The secured party assigns to the assignee named below all rights established under the financing statement
---     bearing the number indicated in item 3.
    d.  Partial Assignment: The secured party assigns to the assignee named below rights established under the financing
---                         statement bearing the number indicated in item 3 to the extend stated in item 7.
    e.  Partial Release: The secured party releases the property set forth in item 7 from the collateral presented in the original
---                      financing statement bearing the number indicated in item 3.
    f.  Termination: The secured party no longer claims a security interest under the financing statement bearing the number
---                  indicated in item 3.
----------------------------------------------------------------------------------------------------------------------------------
2.  THIS STATEMENT REFERS TO THE ORIGINAL FINANCING STATEMENT NO.    0001922091
                                                                   ---------------------------
----------------------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S FULL LEGAL NAME - Attach 8 1/2" x 11" sheet to present additional debtor information.    / / Check here for
                                                                                                          additional debtors.
----------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL          LAST NAME                          FIRST NAME               MIDDLE NAME         SUFFIX          S.S. NUMBER

                ------------------------------------------------------------------------------------------------------------------
BUSINESS            NAME                                                                            TAXPAYER I.D.#
                 PARAGON MANAGEMENT SYSTEMS, INC.
----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)
                 5933 WEST CENTURY BLVD. #1220
----------------------------------------------------------------------------------------------------------------------------------
CITY                                                   STATE                 COUNTRY                     POSTAL CODE
LOS ANGELES                                              CA                     USA                         90045
----------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY'S FULL LEGAL NAME - Attach 8 1/2" x 11" sheet to present additional secured party   / / Check here for
    information.                                                                                          additional secured
                                                                                                          parties.
----------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL          LAST NAME                          FIRST NAME               MIDDLE NAME         SUFFIX          S.S. NUMBER

                ------------------------------------------------------------------------------------------------------------------
BUSINESS            NAME                                                                            TAXPAYER I.D.#
                 SILICON VALLEY BANK
----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)
                 3003 TASMAN DRIVE, MAIL SORT NC-661
----------------------------------------------------------------------------------------------------------------------------------
CITY                                                   STATE                 COUNTRY                     POSTAL CODE
SANTA CLARA                                             CA                     USA                          95054
----------------------------------------------------------------------------------------------------------------------------------
5.  (IF APPLICABLE) ASSIGNEE'S FULL LEGAL NAME - Attach 8 1/2" x 11" sheet to present additional assignee  / / Check here for
    information.                                                                                               additional
                                                                                                               assignees.

----------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL          LAST NAME                          FIRST NAME               MIDDLE NAME         SUFFIX          S.S. NUMBER

                ------------------------------------------------------------------------------------------------------------------
BUSINESS            NAME                                                                            TAXPAYER I.D.#

----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                   STATE                 COUNTRY                     POSTAL CODE

----------------------------------------------------------------------------------------------------------------------------------
6.  Use the following space and attachments referenced below to set forth any information relating to the selection made in item
    2 above.

    The original financing statement is amended to:

    1.  Change the Debtor's name from "Paragon Management Systems, Inc." to "Adexa, Inc."

    2.  Add "Paragon Management Systems, Inc." as Debtor's tradename.

NUMBER OF ADDITIONAL SHEETS PRESENTED _____________

----------------------------------------------------------------------------------------------------------------------------------
 PARAGON MANAGEMENT SYSTEMS, INC. nka ADEXA,                                   SILICON VALLEY BANK
 INC.
     /s/ [ILLEGIBLE], CFO
 --------------------------------------------------                            ----------------------------------------
      SIGNATURE(S) OF DEBTOR(S)                                                   SIGNATURE(S) OF SECURED PARTY(IES)
----------------------------------------------------------------------------------------------------------------------------------



                                  FORM UCC-3/UNIFORM COMMERCIAL CODE/STATE OF CONNECTICUT
                             PLEASE TYPE OR PRINT - SEE REVERSE SIDE FOR COMPLETE INSTRUCTION           UCC-3
                                                                                                      New. 5/99
----------------------------------------------------------------------------------------------------------------------------------
                 SPACE FOR OFFICE USE ONLY                                            SPACE FOR OFFICE USE ONLY
                    WORK ORDER NUMBER                                                        FILING NUMBER



----------------------------------------------------------------------------------------------------------------------------------
1.  TYPE OF FILING - Place a check mark next to the appropriate selection. Only one selection may be made. CT-SOS
    a.  Continuation: The financing statement between the parties named below and bearing the number indicated in item 3 is
---                   continued for a subsequent term.
 X  b.  Amendment: The financing statement bearing the number indicated in item 3 is amended as set forth in item 7.
---
    c.  Assignment: The secured party assigns to the assignee named below all rights established under the financing statement
---     bearing the number indicated in item 3.
    d.  Partial Assignment: The secured party assigns to the assignee named below rights established under the financing
---                         statement bearing the number indicated in item 3 to the extend stated in item 7.
    e.  Partial Release: The secured party releases the property set forth in item 7 from the collateral presented in the original
---                      financing statement bearing the number indicated in item 3.
    f.  Termination: The secured party no longer claims a security interest under the financing statement bearing the number
---                  indicated in item 3.
----------------------------------------------------------------------------------------------------------------------------------
2.  THIS STATEMENT REFERS TO THE ORIGINAL FINANCING STATEMENT NO.    0001922091
                                                                   ---------------------------
----------------------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S FULL LEGAL NAME - Attach 8 1/2" x 11" sheet to present additional debtor information.    / / Check here for
                                                                                                          additional debtors.
----------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL          LAST NAME                          FIRST NAME               MIDDLE NAME         SUFFIX          S.S. NUMBER

                ------------------------------------------------------------------------------------------------------------------
BUSINESS            NAME                                                                            TAXPAYER I.D.#
                 PARAGON MANAGEMENT SYSTEMS, INC.
----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)
                 5933 WEST CENTURY BLVD. #1220
----------------------------------------------------------------------------------------------------------------------------------
CITY                                                   STATE                 COUNTRY                     POSTAL CODE
LOS ANGELES                                              CA                     USA                         90045
----------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY'S FULL LEGAL NAME - Attach 8 1/2" x 11" sheet to present additional secured party   / / Check here for
    information.                                                                                          additional secured
                                                                                                          parties.
----------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL          LAST NAME                          FIRST NAME               MIDDLE NAME         SUFFIX          S.S. NUMBER

                ------------------------------------------------------------------------------------------------------------------
BUSINESS            NAME                                                                            TAXPAYER I.D.#
                 SILICON VALLEY BANK
----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)
                 3003 TASMAN DRIVE, MAIL SORT NC-661
----------------------------------------------------------------------------------------------------------------------------------
CITY                                                   STATE                 COUNTRY                     POSTAL CODE
SANTA CLARA                                             CA                     USA                          95054
----------------------------------------------------------------------------------------------------------------------------------
5.  (IF APPLICABLE) ASSIGNEE'S FULL LEGAL NAME - Attach 8 1/2" x 11" sheet to present additional assignee  / / Check here for
    information.                                                                                               additional
                                                                                                               assignees.

----------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL          LAST NAME                          FIRST NAME               MIDDLE NAME         SUFFIX          S.S. NUMBER

                ------------------------------------------------------------------------------------------------------------------
BUSINESS            NAME                                                                            TAXPAYER I.D.#

----------------------------------------------------------------------------------------------------------------------------------
MAILING ADDRESS (Street or P.O. Box)

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                   STATE                 COUNTRY                     POSTAL CODE

----------------------------------------------------------------------------------------------------------------------------------
6.  Use the following space and attachments referenced below to set forth any information relating to the selection made in item
    2 above.

    The original financing statement is amended to:

    1.  Change the Debtor's name from "Paragon Management Systems, Inc." to "Adexa, Inc."

    2.  Add "Paragon Management Systems, Inc." as Debtor's tradename.

NUMBER OF ADDITIONAL SHEETS PRESENTED _____________

----------------------------------------------------------------------------------------------------------------------------------
 PARAGON MANAGEMENT SYSTEMS, INC. nka ADEXA,                                   SILICON VALLEY BANK
 INC.
     /s/ [ILLEGIBLE], CFO
 --------------------------------------------------                            ----------------------------------------
      SIGNATURE(S) OF DEBTOR(S)                                                   SIGNATURE(S) OF SECURED PARTY(IES)
----------------------------------------------------------------------------------------------------------------------------------



THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR
FILING PURSUANT TO THE UNIFORM COMMERCIAL CODE, STATE OF GEORGIA.
---------------------------------------------------------------------
1A.  Debtor Name and Mailing Address:    / / Individual (Last, First,
                                             Middle Name)
     PARAGON MANAGEMENT SYSTEMS,         /X/ Business (Legal
     INC.                                    Business Name)
     5933 WEST CENTURY BLVD. #1220
     LOS ANGELES, CA 90045

1B.  Enter Social Security/Tax ID#___________  1C. / /Check if exempt under Item 6
---------------------------------------------------------------------
2A.  Debtor Name and Mailing Address:    / / Individual (Last, First,
                                             Middle Name)
                                         / / Business (Legal
                                             Business Name)

2B.  Enter Social Security/Tax ID#___________  2C. / /Check if exempt      ABOVE SPACE FOR RECORDING INFORMATION ONLY
                                                      under Item 6
---------------------------------------------------------------------  5. Assignee Name and Mailing Address  / / Individual (Last,
3A.  Debtor Name and Mailing Address:    / / Individual (Last, First,                                            First, Middle
                                             Middle Name)                                                        Name)
                                         / / Business (Legal                                                 / / Business (Legal
                                             Business Name)                                                      Business Name)
                                                                      ------------------------------------------------------------
                                                                       6A. Exceptions for Social Security/Tax ID# - O.C.G.A.
                                                                           11.9.402(9): this UCC-3 statement relates to an
                                                                           original financing statement filed to perfect a
3B.  Enter Social Security/Tax ID#___________  3C. / /Check if exempt      a security interest in collateral a ready subject to a
                                                      under Item 6         security interest in another jurisdiction when it was
----------------------------------------------------------------------     changed to this state, at the debtor was not required
4. Secured Party Name and Mailing        / / Individual (Last, First,      to have such a number; or (2) Pursuant to O.C.G.A.
                                             Middle Name)                  11-12-102(2)-(3), this statements is a Transaction
                                                                           Filing relating to an original financing statement
   Address:                                                                filed prior to January 1, 1995.
                                         /X/ Business (Legal           ------------------------------------------------------------
   SILICON VALLEY BANK                       Business Name)             6B. / / This statement is a transitional filing relating
   3003 TASMAN DRIVE, MAIL SORT                                                 to January 1, 1996.
   NC-661                                                                       and give maturity date (MONTH/DAY/YEAR) or state
   SANTA CLARA, CA 95054                                                       "None" ________________________________.
-----------------------------------------------------------------------------------------------------------------------------------
7A. File Number of Original Financing Statement     7B.  County in which filed    7C. Date of Original Filing
       00799004927                                        GA-Barrow County                05/05/1999
-----------------------------------------------------------------------------------------------------------------------------------
8.  Type of Statement (Check only one)
    A. / / Continuation. The original Financing Statement between the Debtor and Secured Party bearing the file number shown above is still effective. If collateral consists ONLY of consumer goods as defined in O.C.G.A. 11.9.109 and the secured obligation is originally $5,000 or less, give maturity date (MONTH/DAY/YEAR) of state
                         "None"________________
    B. / / Release. The Secured Party release the collateral described in item 2A below from the Financing Statement bearing the file number shown above.
    C. / / Partial Assignment. Some of the Secured Party's rights under the financing Statement bearing the file number shown above have been assigned to the assignee above named. A jurisdiction of the collateral subject to the assignment is set forth in item 2A below.
    D. / / Assignment. The Secured Party has assigned to the Assignee above named all the Secured Party's rights under the financing Statement bearing the file number shown above.
    E. /X/ Amendment. The Financing Statement bearing the file number shown above is amended as set forth in item 9A below.
    F. / / Termination. The Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
-----------------------------------------------------------------------------------------------------------------------------------
9A. Description (Required for Release, Assignment or Amendment)                        9C.  Enter collateral code(s) from back
                                                                                            of form that best describes collateral
    The original financing statement is amended to:                                         covered by this filing:

    1.  Change the Debtor's name from "Paragon Management Systems, Inc." to                 ------------          ------------
        "Adexa, Inc."                                                                       ------------          ------------
                                                                                            ------------          ------------
    2.  Add "Paragon Management Systems, Inc." as Debtor's tradename.                       ------------          ------------
                                                                                            ------------          ------------
                                                                                            ------------          ------------

                                                                                       9D. Number of additional sheets
9B. / /Products of collateral are also covered.                                            presented: ________________
-----------------------------------------------------------------------------------------------------------------------------------
10. Signature(s) of Debtor(s)                                             11. Signature(s) of Secured Party(ies)
    PARAGON MANAGEMENT SYSTEMS, INC. nka                                         SILICON VALLEY BANK
    ADEXA, INC.
    --------------------------------------------------                        -----------------------------------------------------
    [ILLEGIBLE], CFO
    --------------------------------------------------                        -----------------------------------------------------

    --------------------------------------------------                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
12. Return Copy To: Name and Address                                          STATE OF GEORGIA - STATEMENTS OF CONTINUATION
        LEXIS DOCUMENT SERVICES INC.                                           RELEASE, ASSIGNMENT, AMENDMENT, TERMINATION,
        PO BOX 2969                                                                       UCC-3 (REVISED 1/1/1995)
        SPRINGFIELD, IL 62708                                                                FORM MUST BE TYPED
                                                                              READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM.

STANDARD FORM UCC-3 - APPROVED 1/1/1996 BY GEORGIA SUPERIOR COURT CLERK'S COOPERATIVE AUTHORITY     FILING OFFICER COPY



THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR
FILING PURSUANT TO THE UNIFORM COMMERCIAL CODE, STATE OF GEORGIA.
---------------------------------------------------------------------
1A.  Debtor Name and Mailing Address:    / / Individual (Last, First,
                                             Middle Name)
     PARAGON MANAGEMENT SYSTEMS,         /X/ Business (Legal
     INC.                                    Business Name)
     5933 WEST CENTURY BLVD. #1220
     LOS ANGELES, CA 90045

1B.  Enter Social Security/Tax ID#___________  1C. / /Check if exempt under Item 6
---------------------------------------------------------------------
2A.  Debtor Name and Mailing Address:    / / Individual (Last, First,
                                             Middle Name)
                                         / / Business (Legal
                                             Business Name)

2B.  Enter Social Security/Tax ID#___________  2C. / /Check if exempt      ABOVE SPACE FOR RECORDING INFORMATION ONLY
                                                      under Item 6
---------------------------------------------------------------------  5. Assignee Name and Mailing Address  / / Individual (Last,
3A.  Debtor Name and Mailing Address:    / / Individual (Last, First,                                            First, Middle
                                             Middle Name)                                                        Name)
                                         / / Business (Legal                                                 / / Business (Legal
                                             Business Name)                                                      Business Name)
                                                                      ------------------------------------------------------------
                                                                       6A. Exceptions for Social Security/Tax ID# - O.C.G.A.
                                                                           11.9.402(9): this UCC-3 statement relates to an
                                                                           original financing statement filed to perfect a
3B.  Enter Social Security/Tax ID#___________  3C. / /Check if exempt      a security interest in collateral a ready subject to a
                                                      under Item 6         security interest in another jurisdiction when it was
----------------------------------------------------------------------     changed to this state, at the debtor was not required
4. Secured Party Name and Mailing        / / Individual (Last, First,      to have such a number; or (2) Pursuant to O.C.G.A.
                                             Middle Name)                  11-12-102(2)-(3), this statements is a Transaction
                                                                           Filing relating to an original financing statement
   Address:                                                                filed prior to January 1, 1995.
                                         /X/ Business (Legal           ------------------------------------------------------------
   SILICON VALLEY BANK                       Business Name)             6B. / / This statement is a transitional filing relating
   3003 TASMAN DRIVE, MAIL SORT                                                 to January 1, 1996.
   NC-661                                                                       and give maturity date (MONTH/DAY/YEAR) or state
   SANTA CLARA, CA 95054                                                       "None" ________________________________.
-----------------------------------------------------------------------------------------------------------------------------------
7A. File Number of Original Financing Statement     7B.  County in which filed    7C. Date of Original Filing
       00799004927                                        GA-Barrow County                05/05/1999
-----------------------------------------------------------------------------------------------------------------------------------
8.  Type of Statement (Check only one)
    A. / / Continuation. The original Financing Statement between the Debtor and Secured Party bearing the file number shown above is still effective. If collateral consists ONLY of consumer goods as defined in O.C.G.A. 11.9.109 and the secured obligation is originally $5,000 or less, give maturity date (MONTH/DAY/YEAR) of state
                         "None"________________
    B. / / Release. The Secured Party release the collateral described in item 2A below from the Financing Statement bearing the file number shown above.
    C. / / Partial Assignment. Some of the Secured Party's rights under the financing Statement bearing the file number shown above have been assigned to the assignee above named. A jurisdiction of the collateral subject to the assignment is set forth in item 2A below.
    D. / / Assignment. The Secured Party has assigned to the Assignee above named all the Secured Party's rights under the financing Statement bearing the file number shown above.
    E. /X/ Amendment. The Financing Statement bearing the file number shown above is amended as set forth in item 9A below.
    F. / / Termination. The Secured Party no longer claims a security interest under the Financing Statement bearing the file number shown above.
-----------------------------------------------------------------------------------------------------------------------------------
9A. Description (Required for Release, Assignment or Amendment)                        9C.  Enter collateral code(s) from back
                                                                                            of form that best describes collateral
    The original financing statement is amended to:                                         covered by this filing:

    1.  Change the Debtor's name from "Paragon Management Systems, Inc." to                 ------------          ------------
        "Adexa, Inc."                                                                       ------------          ------------
                                                                                            ------------          ------------
    2.  Add "Paragon Management Systems, Inc." as Debtor's tradename.                       ------------          ------------
                                                                                            ------------          ------------
                                                                                            ------------          ------------

                                                                                       9D. Number of additional sheets
9B. / /Products of collateral are also covered.                                            presented: ________________
-----------------------------------------------------------------------------------------------------------------------------------
10. Signature(s) of Debtor(s)                                             11. Signature(s) of Secured Party(ies)
    PARAGON MANAGEMENT SYSTEMS, INC. nka                                         SILICON VALLEY BANK
    ADEXA, INC.
    --------------------------------------------------                        -----------------------------------------------------
    [ILLEGIBLE], CFO
    --------------------------------------------------                        -----------------------------------------------------

    --------------------------------------------------                        -----------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
12. Return Copy To: Name and Address                                          STATE OF GEORGIA - STATEMENTS OF CONTINUATION
        LEXIS DOCUMENT SERVICES INC.                                           RELEASE, ASSIGNMENT, AMENDMENT, TERMINATION,
        PO BOX 2969                                                                       UCC-3 (REVISED 1/1/1995)
        SPRINGFIELD, IL 62708                                                                FORM MUST BE TYPED
                                                                              READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM.

STANDARD FORM UCC-3 - APPROVED 1/1/1996 BY GEORGIA SUPERIOR COURT CLERK'S COOPERATIVE AUTHORITY     FILING OFFICER COPY
